Exhibit 10.13










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                         COMMON STOCK PURCHASE AGREEMENT

                                     between

                         WaveRider Communications, Inc.

                                       and

                             Sovereign Partners, LP

                     Canadian Advantage Limited Partnership




                                December 29, 1998




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                                     II-36

                         COMMON STOCK PURCHASE AGREEMENT

         THIS COMMON STOCK PURCHASE AGREEMENT, dated as of December 29, 1998 (the "Agreement"), between the entities listed on Schedule A attached hereto (collectively referred to as the "Investors"), and WAVERIDER COMMUNICATIONS, INC., a corporation organized and existing under the laws of the State of Nevada (the "Company").

         WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Investors, and the Investors shall purchase up to an aggregate principal amount of $10,000,000 of Common Stock pursuant to the terms set forth herein and Warrants to purchase 900,000 Warrant Shares; and

         WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) ("Section 4(2)") and Regulation D ("Regulation D") of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act"), and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder.

         NOW, THEREFORE, the parties hereto agree as follows:

                                    ARTICLE I

                               Certain Definitions

         Section 1.1  "Additional  Shares"  shall have that meaning set forth in
Section 2.5 below.

         Section 1.2 "Bid Price" shall mean the closing bid price (as reported by Bloomberg L.P.) of the Common Stock on the Principal Market.

         Section 1.3 "Business Day" means any day except Saturday, Sunday and any day which shall be a Federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other government actions to close.

         Section 1.4 "Capital Shares" shall mean the Common Stock and any shares of any other class of Common Stock whether now or hereafter authorized, having the right to participate in the distribution of earnings and assets of the Company.

         Section 1.5 "Capital Shares Equivalents" shall mean any securities, rights, or obligations that are convertible into or exchangeable for, or giving any right to, subscribe for any Capital Shares of the Company or any warrants, options or other rights to subscribe for or purchase Capital Shares or any such convertible or exchangeable securities.

         Section 1.6 "Closing" shall mean one of the closings of the purchase and sale of the Common Stock and Warrants pursuant to Article II below.

         Section 1.7 "Closing Date" shall mean the date the closing of the purchase and sale of the Common Stock and Warrants occurs pursuant to Article II below.

         Section 1.8 "Common Stock" shall mean the Company's common stock, $0.001 par value per share.

         Section 1.9 "Damages" shall mean any loss, claim, damage, liability, costs and expenses which shall include, but not be limited to, reasonable attorney's fees, disbursements, costs and expenses of expert witnesses and investigation.

                                     II-37
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         Section  1.10  "Effective  Date"  shall  mean the date on which the SEC first declares effective a Registration Statement registering the resale of 5,000,000 shares of Common Stock.

         Section 1.11 "Escrow Agent" shall mean the law firm of The Goldstein Law Group, P.C., pursuant to the terms of the Escrow Agreement attached as Exhibit A.

         Section 1.12 "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

         Section 1.13 "First Tranche Purchase Price" shall mean $3,000,000.

         Section 1.14 "Initial Shares" shall mean the shares of Common Stock issuable upon the Closing of the first tranche as contained in Section 2.7 below.

         Section 1.15 "Legend" shall have the meaning set forth in Article VIII below.

         Section 1.16 "Material Adverse Effect" shall mean any effect on the business, operations, properties, prospects, or financial condition of the Company that is material and adverse to the Company and its subsidiaries and affiliates, taken as a whole, and/or any condition, circumstance, or situation that would prohibit or otherwise in any material respect interfere with the ability of the Company to enter into and perform any of its obligations under this Agreement, the Registration Rights Agreement, the Escrow Agreement, or the Warrants in any material respect.

         Section 1.17 "NASD" shall mean the National Association of Securities Dealers, Inc.

         Section 1.18 "Outstanding" when used with reference to shares of Common Stock, or Capital Shares (collectively the "Shares"), shall mean, at any date as of which the number of such Shares is to be determined, all issued and outstanding Shares, and shall include all such Shares issuable in respect of outstanding scrip or any certificates representing fractional interests in such Shares; provided, however, that Outstanding shall not mean any such Shares then directly or indirectly owned or held by or for the account of the Company.

         Section 1.19 "Person" shall mean an individual, a corporation, a partnership, an association, a limited liability company, a trust or other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

         Section 1.20 "Principal Market" shall mean the OTC Bulletin Board, Nasdaq National Market, the Nasdaq Small Cap Stock Market, the American Stock Exchange, or the New York Stock Exchange, whichever is at the time the principal trading exchange or market for the Common Stock.

         Section 1.21 "Purchase Price" shall mean collectively the First Tranche Purchase Price, the Second Tranche Purchase Price and the Third Tranche Purchase Price.

         Section 1.22 "Registrable Securities" shall have the definition set forth in the Registration Rights Agreement.

         Section 1.23 "Registration Rights Agreement" shall mean the agreement regarding the filing of the Registration Statement for the resale of the Registrable Securities, entered into between the Company, and the Investors on the Subscription Date annexed hereto as Exhibit B.

         Section  1.24  "Registration   Statement"  shall  mean  a  registration
statement on Form S-3, S-2 or other available form, for the registration of the resale by the Investors of the Registrable Securities under the Securities Act.

         Section 1.25 "Regulation D" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.26 "SEC" shall mean the Securities and Exchange Commission.

                                     II-38
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         Section 1.27  "Second  Tranche  Purchase  Price" shall mean that dollar amount set forth in the Company's option notice for the Secondary Shares which shall be a minimum of $1,000,000 and a maximum of $3,000,000

         Section 1.28 "Secondary Shares" shall mean the shares of Common Stock issuable upon the Closing of the second tranche as contained in Section 2.7 below.

         Section 1.29 "Section 4(2)" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.30 "Securities" shall mean the Initial Shares, Secondary Shares, Tertiary Shares, Additional Shares, and Warrant Shares.

         Section 1.31 "Securities Act" shall have the meaning set forth in the recitals of this Agreement.

         Section 1.32 "SEC Documents" shall mean the Company's latest Form 10-K (and all amendments thereto) or 10-KSB (and all amendments thereto) as of the time in question, all Form 10-Qs or 10-QSBs, Form 8-Ks, and the Proxy Statement for its latest fiscal year as of the time in question until such time as the Company no longer has an obligation to maintain the effectiveness of a Registration Statement as set forth in the Registration Rights Agreement.

         Section 1.33 "Subscription Date" shall mean the date on which this Agreement and all Exhibits and attachments hereto, are executed and delivered by the parties hereto and all of the conditions relating to the issuance of the Initial Shares and Warrants shall have been fulfilled.

         Section 1.34 "Tertiary Shares" shall mean the shares of Common Stock issuable upon the Closing of the third tranche as contained in Section 2.7 below.

         Section 1.35 "Third Tranche Purchase Price shall mean that dollar amount set forth in the Company's option notice for the Tertiary Shares which shall be a minimum of $1,000,000 and a maximum of $4,000,000.

         Section 1.36 "Trading Day" shall mean any day during which the New York Stock Exchange shall be open for business.

         Section 1.37 "Warrants" shall mean the Common Stock Purchase Warrants annexed hereto as Exhibit C.

         Section 1.38 "Warrant Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to the exercise of the Warrants.

                                   ARTICLE II

               Purchase and Sale of the Common Stock and Warrants

         Section 2.1 Closing. The Company will sell, and the Investors will buy, on the Closing Dates of the three tranches as set forth in Section 2.7 below, an aggregate of up to $10,000,000 of Common Stock, and shall acquire Warrants to purchase that number of Warrant Shares as set forth in Section 2.4 below for the Purchase Price, provided each of the conditions set forth in Section 2.7 below have been satisfied or waived in writing.

         Section 2.2 Form of Payment. The Investors shall pay the Purchase Price by delivering good funds in United States Dollars by wire transfer to the Escrow Agent, against delivery of the original shares of Common Stock and Warrants. The parties have entered into an Escrow Agreement annexed hereto as Exhibit A.

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         Section 2.3 Wire  Instructions.  Wire instructions for the Escrow Agent are as follows:

                  Chase Manhattan Bank, N.A.
                  ABA No. 021000021
                  For the Account of:
                    United States Trust Company of New York
                    Account No. 920-1-073195
                  In favor of:
                    The Goldstein Law Group, P.C. Attorney Escrow Account Account No. 59-01405

         Section 2.4 Warrants. On the Subscription Date, the Company will issue to the Investors Warrants exercisable beginning on the Subscription Date and then exercisable any time over the five year period thereafter, to purchase 900,000 Warrant Shares at an Exercise Price (as defined in the Warrant) as follows: Warrants to purchase 225,000 Warrant Shares shall have an Exercise Price equal to $2.00, Warrants to purchase 225,000 Warrant Shares shall have an Exercise Price equal to $3.00, Warrants to purchase 225,000 Warrant Shares shall have an Exercise Price equal to $4.00, and Warrants to purchase 225,000 Warrant Shares shall have an Exercise Price equal to $2.61. The Warrant shall be delivered by the Company to the Escrow Agent, and delivered to the Investor pursuant to the terms of this Agreement and the Escrow Agreement. The Warrant Shares shall be registered for resale pursuant to the Registration Rights Agreement.

         Section 2.5       [Intentionally Omitted]

         Section 2.6 Liquidated Damages. In addition to any other provisions for liquidated damages in this Agreement or any Exhibit annexed hereto, in the event that the Company does not deliver unlegended Common Stock in connection with the sale of such Common Stock by the Investor(s) as set forth in Article VIII below within five (5) Business Days of surrender by the Investor(s) of the Common Stock certificate in accordance with the terms and conditions set forth in
Article VIII below (such date of receipt is referred to as the "Receipt Date"), the Company shall pay to the Investor(s), in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, one quarter of one percent of the value of the Common Stock undelivered (based upon the Bid Price of the Common Stock on the Receipt Date) for every day thereafter for the first ten days and two percent for every day thereafter that the unlegended shares of Common Stock are not delivered, which liquidated damages shall run from the  sixth  Business  Day  after  the  Receipt  Date.  The  parties  hereto acknowledge and agree that the sum payable pursuant to the Registration Rights Agreement and as set forth above, and the obligation to issue Registrable Securities, shall constitute liquidated damages and not penalties. The parties further acknowledge that the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, and the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length. Any and all payments required pursuant to this paragraph shall be payable only in cash, and any payment hereunder shall not relieve the Company of its delivery obligations under this Section.

         Section 2.7 Closings. The Company agrees to sell and the Investors agree to purchase up to an aggregate of $10,000,000 of Common Stock in three separate tranches of $3,000,000, and up to $3,000,000, and up to $4,000,000 as is more fully set forth in (a), (b) and (c) below. The number of shares of Common Stock issuable upon the Closing of each tranche shall be determined by dividing principal amount by the 100% of the average Bid Price for the five consecutive Trading Days immediately preceding the applicable Closing Date (the "Issuance Price").

                  (a) First Tranche. On the Subscription Date, The Company will sell and the Investors will buy (in the amounts set forth on Schedule A), in reliance upon the representations and warranties contained in this Agreement, and upon the terms and satisfaction of each of the conditions set forth below, that number of Initial Shares derived from dividing the First Tranche Purchase Price by the Issuance Price.

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                           The  conditions  precedent to the sale of the Initial
Shares and Warrants are as follows:

                           (A) Acceptance by each of the Investors of a satisfactory Common Stock Purchase Agreement and due execution by all parties of this Agreement and the Exhibits annexed hereto;

                           (B) Delivery into escrow by the Company of the original Initial Shares, and the original Warrants, as more fully set forth in the Escrow Agreement attached hereto;

                           (C) All representations and warranties of the Company contained herein shall remain true and correct in all material respects as of the First Tranche Closing Date;

                           (D) Each of the Investors shall have received an opinion of counsel substantially in the form of Exhibit D annexed hereto; and

                           (E) The Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Initial Shares, and Warrants, or shall have the availability of exemptions therefrom. At the First Tranche Closing Date, the sale and issuance of the Initial Shares and Warrants shall be legally permitted by all laws and regulations to which the Company and each of the Investors are subject.

                  (b) Second Tranche. At the Company's option (which must be in the form of written notice to each of the Investors at least five Business Days prior to the Closing of the Second Tranche setting forth the dollar amount which shall be a minimum of $1,000,000 and a maximum of $3,000,000) the Company will sell and the Investors will buy, in reliance upon the representations and warranties contained in this Agreement, and upon the terms and satisfaction of each of the conditions set forth below, that number of Secondary Shares derived from dividing the dollar amount set forth in the Company's option notice by the Issuance Price (pro rata amongst the Investors based upon each Investor's First Tranche Purchase Price), after the earlier to occur of (y) 165 calendar days after the Subscription Date, and (z) two Business Days after the expiration of the second Reset Period for the Initial Shares, upon the satisfaction of each of the following conditions (the Company must exercise this option within 20 calendar days after the earlier of (y) and (z) herein):

                           (A) Delivery into escrow by the Company of the original Secondary Shares, as more fully set forth in the Escrow Agreement attached hereto;

                           (B) The Investors shall have received an opinion of counsel of the Company as set forth in Exhibit D annexed to this Agreement, dated on the Second Tranche Closing Date;

                           (C) The Registration Statement (which includes at least 150% of the Initial Shares which have not yet been subject to a Reset Period, 100% of the Initial Shares that were subject to a Reset Period, 150% of the Secondary Shares, and 100% of the Warrant Shares) has previously become effective and remains effective for at least 40 calendar days and during the ten (10) Trading Days immediately prior to the Company's notice for the Second Tranche and the Second Tranche Closing Date, and (A) neither the Company nor any of the Investors shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investors are reasonably satisfied that the SEC no longer is considering or intends to take such action), and (B) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist;

                           (D) The Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Secondary Shares, or shall have the availability of exemptions therefrom. The sale and issuance of the Secondary Shares shall be legally permitted by all laws and regulations to which the Company is subject;

                           (E) The Investors shall have received written certification that the representations and warranties of the Company contained in this Agreement and all Exhibits annexed hereto are true and correct in all material respects as of the Second Tranche Closing Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including the Second Tranche Closing Date;

                           (F) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, the Escrow Agreement, the Registration Rights Agreement and the Warrants, to be performed, satisfied or complied with by the Company at or prior to the Second Tranche Closing Date;

                           (G) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement or the Exhibits annexed hereto, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement or the Exhibits annexed hereto;

                           (H) The trading of the Common Stock is not suspended by the SEC or the Principal Market, and the Common Stock shall not have been delisted from the OTC Bulletin BoardThe Company currently meets all applicable listing requirements of the Principal Market;

                           (I) No change of control in the Company shall have occurred. Change of Control shall mean the occurrence of any of (a) an acquisition after the Subscription Date by a Person of in excess of 50% of the voting securities of the Company, (b) a replacement of more than one half of the board of directors in place as of the Subscription Date which is not approved by those individuals who are members of the board of directors on the Subscription Date in one or a series of transactions, (c) the merger of the Company with, or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in (a), (b) or (c) herein;

                           (J) The average Bid Price for the 20 consecutive Trading Days immediately preceding the notice by the Company of its intention to proceed with the second tranche and the days immediately preceding the Second Tranche Closing Date shall be greater than $1.25;

                           (K) The average daily trading volume for the Common Stock as reported by Bloomberg, LP for the 20 Trading Days immediately preceding the Company's notice for the Second Tranche and preceding the Closing for the second tranche shall be a minimum of 100,000; and

                           (L) None of the Investor's, in the event of the Closing of the Secondary Shares would own or be deemed beneficially deemed to own, more than 9.99% of the outstanding shares of Common Stock.

                  (c) Third Tranche. At the Company's option (which must be in the form of written notice to each of the Investors at least five Business Days prior to the Closing of the Third Tranche setting forth the dollar amount which shall be a minimum of $1,000,000 and a maximum of $4,000,000) the Company will sell and the Investors will buy, in reliance upon the representations and warranties contained in this Agreement, and upon the terms and satisfaction of each of the conditions set forth below, that number of Tertiary Shares derived from dividing the dollar amount set forth in the Company's option notice by the Issuance Price (pro rata amongst the Investors based upon their Investor's First Tranche Purchase Price), after the earlier to occur of (x) 255 calendar days after the Subscription Date, and (z) two calendar days after the expiration of the final Reset Period for the Secondary Shares, upon the satisfaction of each of the following conditions (the Company must exercise this option within 20 calendar days after the earlier of (y) and (x) herein):

                           (A) Delivery into escrow by the Company of the original Tertiary Shares, as more fully set forth in the Escrow Agreement attached hereto;

                           (B) The Investors shall have received an opinion of counsel of the Company as set forth in Exhibit D annexed to this Agreement, dated on the Third Tranche Closing Date;

                           (C) The Registration Statement (which includes at least 100% of the Initial Shares, 100% of the Secondary Shares which have been subject to a Reset Period, 150% of the Secondary Shares which have not yet been subject to a Reset Period, 150% of the Tertiary Shares, and 100% of the Warrant Shares) has previously become effective and remains effective for at least 40 calendar days and during the ten
         (10) Trading Days immediately prior to the Company's notice for the Third Tranche and the Third Tranche Closing Date, and (A) neither the Company nor any of the Investors shall have received notice that the SEC has issued or intends to issue a stop order with respect to the Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of the Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and the Investors are reasonably satisfied that the SEC no longer is considering or intends to take such action), and (B) no other suspension of the use or withdrawal of the effectiveness of the Registration Statement or related prospectus shall exist;

                           (D) The Company shall have obtained all permits and qualifications required by any state for the offer and sale of the Tertiary Shares, or shall have the availability of exemptions therefrom. The sale and issuance of the Tertiary Shares shall be legally permitted by all laws and regulations to which the Company is subject;

                           (E) The Investors shall have received written certification that the representations and warranties of the Company contained in this Agreement and all Exhibits annexed hereto are true and correct in all material respects as of the Third Tranche Closing Date as though made at each such time (except for representations and warranties specifically made as of a particular date) with respect to all periods, and as to all events and circumstances occurring or existing to and including the Third Tranche Closing Date;

                           (F) The Company shall have performed, satisfied and complied in all material respects with all covenants, agreements and conditions required by this Agreement, the Escrow Agreement, the Registration Rights Agreement and the Warrants, to be performed, satisfied or complied with by the Company at or prior to the Third Tranche Closing Date;

                           (G) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits or directly and adversely affects any of the transactions contemplated by this Agreement or the Exhibits annexed hereto, and no proceeding shall have been commenced that may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement or the Exhibits annexed hereto;

                           (H) The trading of the Common Stock is not suspended by the SEC or the Principal Market, and the Common Stock shall not have been delisted from the OTC Bulletin Board. The Company currently meets all applicable listing requirements of the Principal Market;

                           (I) No change of control in the Company shall have occurred. Change of Control shall mean the occurrence of any of (a) an acquisition after the Subscription Date by a Person of in excess of 50% of the voting securities of the Company, (b) a replacement of more than one half of the board of directors in place as of the Subscription Date which is not approved by those individuals who are members of the board of directors on the Subscription Date in one or a series of transactions, (c) the merger of the Company with, or into another entity, consolidation or sale of all or substantially all of the assets of the Company in one or a series of related transactions, or (d) the execution by the Company of an agreement to which the Company is a party or by which it is bound, providing for any of the events set forth in (a), (b) or (c) herein;

                           (J) The average Bid Price for the 20 consecutive Trading Days immediately preceding the notice by the Company of its intention to proceed with the third tranche and the days immediately preceding the Third Tranche Closing Date shall be greater than $1.25;

                           (K) The average daily trading volume for the Common Stock as reported by Bloomberg, LP for the 20 Trading Days immediately preceding the Company's notice for the Third Tranche and preceding the Closing for the third tranche shall be a minimum of $100,000; and

                           (L) None of the Investor's, in the event of the Closing of the Tertiary Shares would own or be deemed beneficially deemed to own, more than 9.99% of the outstanding shares of Common Stock.

         Notwithstanding the foregoing, the Investors will not be obligated to purchase the Secondary and/or Tertiary Shares in the event the Registration Statement has not been declared effective by the SEC prior to six months after the First Tranche Closing Date.

                  Section 2.8 Repricing. There will be three "Reset Periods" per tranche. Each Reset Period will consist of 30 calendar days. The first Reset Period for the Initial Shares will expire on the 30th calendar day after the Effective Date and will cover 34% of the Initial Shares. The second and third Reset Period for the Initial Shares will expire on the 30th and 60th calendar day respectively after the expiration of the first Reset Period for the Initial Shares, each for 33% of the Initial Shares. The first Reset Period for the Secondary Shares will expire on the 30th calendar day after the Closing Date for the Secondary Shares and will cover 34% of the Secondary Shares. The second and third Reset Periods for the Secondary Shares will expire on the 30th and 60th calendar day respectively after the expiration of the first Reset Period for the Secondary Shares, each for 33% of the Secondary Shares. The first Reset Period for the Tertiary Shares will expire on the 30th calendar day after the Closing Date for the Tertiary Shares and will cover 34% of the Tertiary Shares. The second and third Reset Periods for the Tertiary Shares will expire on the 30th and 60th calendar day respectively after the expiration of the first Reset Period for the Tertiary Shares, each for 33% of the Tertiary Shares.

                  For each Reset Period, the "Reset Price" shall be equal to the average of the Bid Prices during the Trading Days during such period. The number of shares of Common Stock (the "Reset Shares") to be issued upon the expiration of each Reset Period shall be calculated by the following formula:

                  ((# of shares subject to repricing as set forth above) x (Purchase Price of shares subject to repricing x 117.5% - Reset Price)) / Reset Price

         Upon the expiration of each Reset Period the Company agrees to issue that number of Reset Shares (if any) resulting from the above formula. Such shares shall be delivered within five Business Days following the expiration of the applicable Reset Period. In the event that the Company does not deliver unlegended Reset Shares within five (5) Business Days after the expiration of a Reset Period (if so required pursuant to the terms herein), the Company shall pay to the Investor(s), in immediately available funds, upon demand, as liquidated damages for such failure and not as a penalty, one quarter of one percent of the value of the Reset Shares undelivered (based upon the Bid Price of the Common Stock on the Receipt Date) for every day thereafter for the first ten calendar days and two percent per calendar day thereafter that the unlegended Reset Shares are not delivered, which liquidated damages shall run from the sixth Business Day after the expiration of the applicable Reset Period. The parties hereto acknowledge and agree that the sum payable herein, shall constitute liquidated damages and not penalties. The parties further acknowledge that the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, and the parties are sophisticated business parties and have been represented by sophisticated and able legal and financial counsel and negotiated this Agreement at arm's length. Any and all payments required pursuant to this paragraph shall be payable only in cash, and any payment hereunder shall not relieve the Company of its delivery obligations under this Section. All Reset Shares shall be included in the Registration Statement.

                                   ARTICLE III

                 Representations and Warranties of the Investors

         Each of the Investors represents and warrants to the Company that:

         Section 3.1 Intent. Each of the Investors is entering into this Agreement for its own account and has no present arrangement (whether or not legally binding) at any time to sell the Common Stock to or through any person or entity; provided, however, that by making the representations herein, the Investors do not agree to hold the Common Stock for any minimum or other specific term and reserves the right to dispose of the Common Stock at any time in accordance with federal and state securities laws applicable to such disposition.

         Section 3.2 Sophisticated Investors. Each of the Investors is a sophisticated investor (as described in Rule 506(b)(2)(ii) of Regulation D) and an accredited investor (as defined in Rule 501 of Regulation D), and each of the Investors has such experience in business and financial matters that it is capable of evaluating the merits and risks of an investment in the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and Warrants. Each of the Investors acknowledges that an investment in the Common Stock is speculative and involves a high degree of risk.

         Section 3.3 Authority. This Agreement has been duly authorized and validly executed and delivered by each of the Investors and is a valid and binding agreement of the Investors enforceable against each of them in accordance with its terms, subject to applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         Section 3.4 Not an Affiliate. None of the Investors is an officer, director or "affiliate" (as that term is defined in Rule 405 of the Securities
Act) of the Company.

         Section 3.5 Organization and Standing. Each of the Investors is duly organized, validly existing, and in good standing under the laws of the countries and/or states of their incorporation or organization.

         Section 3.6 Absence of Conflicts. The execution and delivery of this Agreement and any other document or instrument executed in connection herewith, and the consummation of the transactions contemplated thereby, and compliance with the requirements thereof, will not violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on Investors, or, to the Investors knowledge, (a) violate any provision of any indenture, instrument or agreement to which any of the Investors are a party or are subject, or by which any of the Investors or any of their assets is bound; (b) conflict with or constitute a material default thereunder; (c) result in the creation or imposition of any lien pursuant to the terms of any such indenture, instrument or agreement, or constitute a breach of any fiduciary duty owed by Investors to any third party; or (d) require the approval of any third-party (which has not been obtained) pursuant to any material contract, agreement, instrument, relationship or legal obligation to which any of the Investors is subject or to which any of their assets, operations or management may be subject.

         Section 3.7 Disclosure; Access to Information. Each of the Investors has received all documents, records, books and other information pertaining to Investors investment in the Company that have been requested by Investors, including the opportunity to ask questions and receive answers. The Company is subject to the periodic reporting requirements of the Exchange Act, and each of the Investors has reviewed or received copies of any such reports that have been requested by it. Each of the Investors represents that it has reviewed the Company's, Form 10-KSB for the year ended December 31, 1997, Form 10-QSB's, and Form 8-K's filed for the twelve months prior to the Subscription Date.

         Section 3.8 Manner of Sale. At no time were any of the Investors presented with or solicited by or through any leaflet, public promotional meeting, television advertisement or any other form of general solicitation or advertising.

         Section 3.9 Registration or Exemption Requirements. Each of the Investors further acknowledges and understands that the Securities may not be transferred, resold or otherwise disposed of except in a transaction registered under the Securities Act and any applicable state securities laws, or unless an exemption from such registration is available. Each of the Investors understands that the certificate(s) evidencing the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and Warrants will be imprinted with a legend that prohibits the transfer of these securities unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration.

         Section 3.10 No Legal, Tax or Investment Advice. Each of the Investors understands that nothing in this Agreement or any other materials presented to the Investors in connection with the purchase and sale of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and Warrants constitutes legal, tax or investment advice. The Investors have relied on, and have consulted with, such legal, tax and investment advisors as they, in their sole discretion, have deemed necessary or appropriate in connection with their purchase of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and Warrants.

                                   ARTICLE IV

                  Representations and Warranties of the Company

         The Company represents and warrants to the Investors that:

         Section 4.1 Organization of the Company. The Company is a corporation duly incorporated and existing in good standing under the laws of the State of Nevada and has all requisite corporate authority to own its properties and to carry on its business as now being conducted except as described in the SEC Documents. The Company is duly qualified to do business as a foreign corporation and is in good standing in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, other than those in which the failure so to qualify would not reasonably be expected to have a Material Adverse Effect.

         Section 4.2 Authority. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, and all Exhibits annexed hereto, and to issue the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Warrants, Additional Shares, and the Warrant Shares, (ii) the execution, issuance and delivery of this Agreement, and all Exhibits annexed hereto, by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors, and (iii) this Agreement, and all Exhibits annexed hereto, have been duly executed and delivered by the Company and constitute valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. Upon their issuance and delivery pursuant to this Agreement, the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Warrants, Warrant Shares and Additional Shares, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created hereunder or by the actions of the Investors; provided, however, that the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Warrants, Warrant Shares and Additional Shares are subject to restrictions on transfer under state and/or federal securities laws. The issuance and sale of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Warrants, Warrant Shares and Additional Shares hereunder will not give rise to any preemptive right or right of first refusal or right of participation on behalf of any person.

         Section 4.3 Capitalization. The authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, $0.001 par value per share, of which approximately 40,120,000 shares are issued and outstanding, and 5,000,000 shares of Preferred Stock, of which 800,000 have been designated as Series C Preferred Stock and 800,000 are issued and outstanding. All of the outstanding shares of Common Stock and Preferred Stock of the Company have been duly and validly authorized and issued and are fully paid and nonassessable. No shares of Common Stock are entitled to preemptive or similar rights. Except as specifically disclosed in the SEC Documents, there are no outstanding options, warrants, rights to subscribe to, calls or commitments of any character whatsoever relating to, or, except as a result of the purchase and sale of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and the Warrants, securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings, or arrangements by which the Company or any subsidiary is or may become bound to issue additional shares of Common Stock or securities or rights convertible or exchangeable into shares of Common Stock. Except as disclosed in the SEC Documents, to the knowledge of the Company, no Person or group of Persons beneficially owns (as determined pursuant to Rule 13d-3 promulgated under the Exchange Act) or has the right to acquire by agreement with or by obligation binding upon the Company beneficial ownership of in excess of five percent of the Common Stock.

         Section 4.4 Common Stock. The Company has registered its Common Stock pursuant to Section 12(g) of the Exchange Act and is in full compliance with all reporting requirements of the Exchange Act, and such Common Stock is currently listed or quoted on the OTC Bulletin Board, and the Company is in full compliance with all of the listing requirements of the OTC Bulletin Board.

         Section 4.5 SEC Documents. The Company has delivered or made available to the Investors true and complete copies of the SEC Documents filed by the Company with the SEC during the twelve (12) months immediately preceding the Subscription Date (including, without limitation, proxy information and solicitation materials). The Company has not provided to any of the Investors any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. The SEC Documents comply in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and rules and regulations of the SEC promulgated thereunder and none of the SEC Documents contain any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended.

         Section 4.6 Valid Issuances. When issued and payment has been made therefor, Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Warrants, Warrant Shares, and the Additional Shares, sold to the Investors will be duly and validly issued, fully paid, and nonassessable. Neither the issuance of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Warrants, Warrant Shares, and Additional Shares, to the Investors, pursuant to, nor the Company's performance of its obligations under this Agreement, and all Exhibits annexed hereto will (i) result in the creation or imposition by the Company of any liens, charges, claims or other encumbrances upon the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Warrants, Warrant Shares, or Additional Shares, issued to the Investors, or any of the assets of the Company, or (ii) entitle the holders of Outstanding Capital Shares to preemptive or other rights to subscribe to or acquire the Capital Shares or other securities of the Company.

         Section 4.7 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any distributor or any person acting on its or their behalf (i) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Additional Shares, Warrants, or Warrant Shares, or (ii) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Additional Shares, Warrants, or Warrant Shares under the Securities Act.

         Section 4.8 Corporate Documents. The Company has furnished or made available to each of the Investors true and correct copies of the Company's Articles of Incorporation, as amended and in effect on the date hereof, and the Company's by-laws, as amended and in effect on the date hereof (the "By-Laws").

         Section 4.9 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Warrants, Warrant Shares and Additional Shares, do not and will not (i) result in a violation of the Company's Articles of Incorporation or By-Laws, or (ii) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, or (iii) result in a violation of any federal, state or local law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected, nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing as would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect. The business of the Company is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except for possible violations that either singly or in the aggregate would not reasonably be expected to have a Material Adverse Effect. Except for the Company's obligations to make the SEC Reports, the Company is not required under federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement (including all Exhibits annexed hereto) or to issue and sell the
Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Warrants, Warrant Shares, or Additional Shares in accordance with the terms hereof; provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Investors herein.

         Section 4.10 No Material Adverse Change. Since December 31, 1997, no Material Adverse Effect has occurred or exists with respect to the Company, except as disclosed in the SEC Documents, or as publicly announced.

         Section 4.11 No Undisclosed Liabilities. The Company has no liabilities or obligations which are material, individually or in the aggregate, that are not disclosed in the SEC Documents or otherwise publicly announced, other than those set forth in the Company's financial statements or as incurred in the ordinary course of the Company's businesses since December 31, 1997, and which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect.

         Section 4.12 No Undisclosed Events or Circumstances. Since December 31, 1997, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, prospects, operations or financial condition, that, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the SEC Documents.

         Section 4.13 No Integrated Offering. To the Company's knowledge, neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, other than pursuant to this Agreement or pursuant to the Company's existing employee benefit plan, under circumstances that would cause the offering of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and Warrants pursuant to this Agreement to be integrated with prior or future offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, except as set forth in the SEC Documents.

         Section 4.14 Litigation and Other Proceedings. Except as may be set forth in the SEC Documents, there are no lawsuits or proceedings pending or to the knowledge of the Company threatened, against the Company, nor has the Company received any written or oral notice of any such action, suit, proceeding or investigation, which would reasonably be expected to have a Material Adverse Effect. Except as set forth in the SEC Documents, no judgment, order, writ, injunction or decree or award has been issued by or, so far as is known by the Company, requested of any court, arbitrator or governmental agency which would be reasonably expected to result in a Material Adverse Effect.

         Section 4.15 Accuracy of Reports and Information. The Company is in compliance, to the extent applicable, with all reporting obligations under either Section 12(b), 12(g) or 15(d) of the 1934 Act. The Company has registered its Common Stock pursuant to Section 12 of the 1934 Act and the Common Stock is listed and trades on the OTC Bulletin Board. The Company has complied in all material respects and to the extent applicable with all reporting obligations, under either Section 13(a) or 15(d) of the 1934 Act for a period of at least twelve (12) months immediately preceding the offer and sale of the Initial Shares, Secondary Shares, Tertiary Shares, and Warrants (or for such shorter period that the Company has been required to file such material).

         . The Company is aware and acknowledges that issuance of Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and/or exercise of the Warrants, may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligation to issue (i) the Additional Shares in accordance with Section 2.5 herein, (ii) the Warrant Shares in accordance with the Warrants is unconditional and absolute regardless of the effect of any such dilution.

         Section 4.17 Employee Relations. The Company is not involved in any labor dispute, nor, to the knowledge of the Company, is any such dispute threatened which could reasonably be expected to have a Material Adverse Effect. None of the Company's employees is a member of a union and the Company believes that its relations with its employees are good.

         Section 4.18 Environmental Laws. The Company is (i) in compliance with any and all foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants and which the Company know is applicable to them ("Environmental Laws"), (ii) has received all permits, licenses or other approvals required under applicable Environmental Laws to conduct its business, and (iii) is in compliance with all terms and conditions of any such permit, license or approval.

         Section 4.19 Insurance. The Company is insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company believes to be prudent and customary in the businesses in which the Company is engaged. The Company has no notice to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires, or obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not materially and adversely affect the condition, financial or otherwise, or the earnings, business or operation, of the Company.

         Section 4.20 Board Approval. The board of directors of the Company has concluded, in its good faith business judgment, that the issuances of the securities of the Company in connection with this Agreement are in the best interests of the Company.

         Section 4.21 Integration. The Company shall not and shall use its best efforts to ensure that no affiliate shall sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security of the Company that would be integrated with the offer or sale of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and Warrants in a manner that would require the registration under the Securities Act of the issue, offer or sale of the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and Warrants to the Investors. The Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and Warrants are being offered and sold pursuant to the terms hereunder, are not being offered and sold as part of a previously commenced private placement of securities.

         Section 4.22 Patents and Trademarks. The Company has, or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses, trade secrets and other intellectual property rights which are necessary for use in connection with its business or which the failure to so have would have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). To the best knowledge of the Company, none of the Intellectual Property Rights infringe on any rights of any other Person, and the Company either owns or has duly licensed or otherwise acquired all necessary rights with respect to the Intellectual Property Rights. The Company has not received any notice from any third party of any claim of infringement by the Company of any of the Intellectual Property Rights, and has no reason to believe there is any basis for any such claim. To the best knowledge of the Company, there is no existing infringement by another Person on any of the Intellectual Property Rights.

         Section 4.23 Use of Proceeds. The Company represents that the net proceeds from this offering will be used for working capital purposes, and not for the repayment of any outstanding judgments against the Company (including any affiliate or subsidiary) or any officer, director or employee of the Company.

         Section 4.24 Subsidiaries. Except as disclosed in the Reports, the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, association or other business entity.

                                    ARTICLE V
                           Covenants of the Investors

         Section 5.1 Additional Agreements. Each Investor consents to its inclusion in the Registration Statement, or Registration Statements, required to be filed by the Company pursuant to this Agreement and the Registration Rights Agreement. Each Investor covenants and agrees that it will (i) timely supply the Company with all information reasonably required by the Company in connection with the preparation and filing of such Registration Statements or any supplements or amendments thereto, and (ii) make, and permit the inclusion in such Registration Statements or supplements or amendments thereto, all disclosures and filings required by the SEC to be made in connection with such Registration Statements or supplements or amendments thereto. Each Investor will comply with the prospectus delivery requirements of the Securities Act.

                                   ARTICLE VI
                            Covenants of the Company

         Section 6.1 Registration Rights. The Company shall cause the Registration Rights Agreement to remain in full force and effect so long as any Registrable Securities remain outstanding and the Company shall comply in all material respects with the terms thereof.

         Section 6.2 Reservation of Common Stock. As of the date hereof, the Company has authorized and reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligation to issue the Additional Shares, Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and Warrant Shares. The number of shares so reserved shall be increased or decreased to reflect potential increases or decreases in the Common Stock that the Company may thereafter be so obligated to issue by reason of adjustments to the Warrants.

         Section 6.3 Listing of Common Stock. If required by the Principal Market, the Company shall (a) not later than the fifth Business Day following the date the Principal Market requires prepare and file with the Principal Market (as well as any other national securities exchange, market or trading facility on which the Common Stock is then listed) an additional shares listing application covering at least the sum of (i) Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares,, and (ii) the Warrant Shares issuable upon exercise in full of the Warrants, (b) take all steps necessary to cause such shares to be approved for listing on the Principal Market (as well as on any other national securities exchange, market or trading facility on which the Common Stock is then listed) as soon as possible thereafter, and (c) provide to the Investors evidence of such listing, and the Company shall maintain the listing of its Common Stock on such exchange or market. In addition, if at any time the number of shares of Common Stock issuable hereunder, and upon exercise in full of the Warrants is greater than the number of shares of Common Stock theretofore listed with the Principal Market (and any such other national securities exchange, market or trading facility), the Company shall promptly take such action (including the actions described in the preceding sentence) to file an additional shares listing application with the Principal Market (and any such other national securities exchange, market or trading facility) covering such number of shares of Common Stock as would be necessary. The Company (i) has not received any notice, oral or written, affecting its continued listing on the OTC Bulletin Board, and (ii) is in full compliance with the requirements for continued listing on the OTC Bulletin Board. The Company will take no action which would impact its continued listing or eligibility of the Company for such listing (except as set forth in Section 6.11 below). The Company will comply with the listing and trading requirements of its Common Stock on a Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market. In the event the Company receives notification from the Principal Market or any other controlling entity stating that the Company is not in compliance with the listing qualifications of such Principal Market, the Company will take all action necessary to bring the Company within compliance with all applicable listing standards of the Principal Market.

         Section 6.4 Exchange Act Registration. The Company will maintain the registration of its Common Stock under Section 12 of the Exchange Act, will comply in all respects with its reporting and filing obligations under the Exchange Act, and will not take any action or file any document (whether or not permitted by Exchange Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said Act, for so long as the Registrable Securities are owned by the Investors.

         Section 6.5 Legends. The Initial Shares, Secondary Shares, Tertiary Shares, Warrants, Warrant Shares, and Additional Shares to be issued by the Company pursuant to this Agreement shall be free of legends, except as set forth in Article VIII.

         Section 6.6 Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

         Section 6.7 Notice of Certain Events Affecting Registration. The Company will immediately notify each of the Investors within three Business Days after the occurrence of any of the following events in respect of a registration statement or related prospectus in respect of an offering of Registrable
Securities: (i) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (ii) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; (iv) the happening of any event that makes any statement made in the Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (the Company shall not be required to notify the Investors in this case in the event such notification would be deemed the release of nonpublic information); and (v) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate. The Company will, within three Business Days of when filed with the SEC make available to the Investors any such supplement or amendment to the related prospectus.

         Section 6.8 Consolidation; Merger. The Company shall not, at any time after the date hereof, effect any merger or consolidation of the Company with or into, or a transfer of all or substantially all of the assets of the Company to, another entity (a "Consolidation Event") unless the resulting successor or acquiring entity (if not the Company) assumes by written instrument the obligation to deliver to the Investors such shares of stock and/or securities as the Investors are entitled to receive pursuant to this Agreement.

         Section 6.9 Issuance of Warrant Shares. The issuance of the Warrant Shares pursuant to exercise of the Warrants shall be made in accordance with the provisions and requirements of Section 4(2) of the Securities Act, or Regulation D and any applicable state securities law.

         Section 6.10 Legal Opinion. The Company's independent counsel shall deliver to the Investors upon execution of this Agreement, an opinion in the form of Exhibit D annexed hereto. The Company will obtain for the Investors, at the Company's expense, any and all opinions of counsel which may be reasonably required in order to remove the Legend from the Initial Shares, Secondary Shares, Tertiary Shares, and Warrant Shares, as such opinion can be given under applicable law.

         Section 6.11 20% Rule Limitation. In the event the Principal Market requires, the Company shall call a meeting of its shareholders, to be held no later than 60 calendar days after the such date, seeking shareholder approval of the below market issuances of shares of Common Stock (and securities convertible into and exercisable for Common Stock) to the Investors of an aggregate of 20% or more of the number of shares of Common Stock outstanding as of Subscription Date. In the event that the aforementioned proposal is not so approved within such 60 calendar day period, the Company shall seek a waiver from the Principal Market for such below market issuances. In the event the Company does not receive such waiver within the earlier of ten calendar days after the aforementioned shareholders meeting, or 70 calendar days after so required, the Company shall either delist the Common Stock from the Principal Market and immediately (within two Trading Days thereafter) list the Common Stock on the OTC Bulletin Board.

         Section 6.12 Exercise of Warrants. The Company will permit the Investors to exercise the Warrants, by telecopying an executed and completed Notice of Exercise to the Company, and the payment of the Exercise Price, as is set forth in the Warrant.

         Section 6.13 Increase in Authorized SharesSect65535on IV.6 Increase in Authorized Shares. At such time as the Company would be, if a notice of exercise were to be delivered on such date, precluded from honoring the exercise in full of the Warrants, due to the unavailability of a sufficient number of shares of authorized but unissued or re-acquired Common Stock, the Board of Directors of the Company shall promptly (and in any case within 90 calendar days from such date) hold a shareholders meeting in which the shareholders would vote for authorization to amend the Company's certificate of incorporation to increase the number of shares of Common Stock which the Company is authorized to issue to at least a number of shares equal to the sum of (i) all shares of Common Stock then outstanding, (ii) the number of shares of Common Stock issuable on account of all outstanding warrants, options and convertible securities (other than the Warrants) and on account of all shares reserved under any stock option, stock purchase, warrant or similar plan, and (iv) such number of Warrant Shares as would then be issuable upon the exercise in full of the Warrants. In connection therewith, the Board of Directors shall promptly (x) adopt proper resolutions authorizing such increase, (y) recommend to and otherwise use its best efforts to promptly and duly obtain shareholder approval to carry out such resolutions and (z) within three Business Days of obtaining such shareholder authorization, file an appropriate amendment to the Company's certificate of incorporation to evidence such increase. In no way shall the aforementioned be deemed a waiver of the Company's obligations contained in Section 6.2 above.

         Section 6.14 Notice of BreachesSect65535on IV.9 Notice of Breaches. Each of the Company on the one hand, and the Investors on the other, shall give prompt written notice to the other of any breach by it of any representation, covenant, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto, as well as any events or occurrences arising after the date hereof, which would reasonably be likely to cause any representation, covenant, or warranty or other agreement of such party, as the case may be, contained in this Agreement or any Exhibit annexed hereto, to be incorrect or breached as of such date. However, no disclosure by either party pursuant to this Section shall be deemed to cure any breach of any representation, warranty or other agreement contained in this Agreement or any Exhibit annexed hereto. Notwithstanding the generality of the foregoing, the Company shall promptly notify each Investor of any notice or claim (written or oral) that it receives from any lender of the Company to the effect that the consummation of the transactions contemplated by this Agreement or any Exhibit annexed hereto, violates or would violate any written agreement or understanding between such lender and the Company, and the Company shall promptly furnish by facsimile to each Investor a copy of any written statement in support of or relating to such claim or notice.

                                   ARTICLE VII

         Due Diligence Review; Non-Disclosure of Non-Public Information

         Section 7.1 Due Diligence Review. The Company shall make available for inspection and review by the Investors, advisors to and representatives of the Investors (who may or may not be affiliated with the Investors), any underwriter participating in any disposition of the Registrable Securities on behalf of the Investors pursuant to the Registration Statement, any such registration statement or amendment or supplement thereto or any blue sky, NASD or other filing, all financial and other records, all SEC Documents and other filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company's officers, directors and employees to supply all such information reasonably requested by any of the Investors or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Investors and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of the Registration Statement.

         Section 7.2       Non-Disclosure of Non-Public Information

                  (a) The Company has not disclosed, and hereafter shall not disclose non-public information to the Investors, advisors to, or representatives of, the Investors unless prior to disclosure of such information the Company identifies such information as being non-public information and provides each Investor, and its advisors and representatives with the opportunity to accept or refuse to accept such non-public information for review. The Company may, as a condition to disclosing any non-public information hereunder, require each of the Investors advisors and representatives to enter into a confidentiality agreement in form reasonably satisfactory to the Company and the Investors.

                  (b)  Nothing  herein  shall  require  the  Company to disclose non-public information to any of the Investors or their advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investors and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section shall be construed to mean that such persons or entities other than the Investors (without the written consent of the Investors prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of a material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

                                  ARTICLE VIII

                                     Legends

                  Section 8.1 Legends. The Investors agree to the imprinting, so long as is required by this Section, of the following legend (or such substantially similar legend as is acceptable to the Investors and their counsel, the parties agreeing that any unacceptable legended securities shall be replaced promptly by and at the Company's cost) on the securities:

         [FOR WARRANTS AND INITIAL SHARES] NEITHER THESE SECURITIES NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE [CONVERTIBLE] [EXERCISABLE] HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE
     SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         [ONLY FOR RESET SHARES, WARRANT SHARES TO THE EXTENT THE RESALE THEREOF IS NOT COVERED BY AN EFFECTIVE REGISTRATION STATEMENT AT THE TIME OF ISSUANCE OR EXERCISE] THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE
     SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

         The Warrant Shares shall not contain the legend set forth above or any other restrictive legend if the exercise of Warrants, occurs at any time while a Registration Statement is effective under the Securities Act in connection with the resale of the shares of Common Stock or, in the event there is not an effective Registration Statement at such time, if in the opinion of counsel to the Company such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company agrees that it will provide the Investors, upon request, with a certificate or certificates representing the Warrant Shares, free from such legend at such time as such legend is no longer required hereunder. The Company may not make any notation on its records or give instructions to any transfer agent of the Company which enlarge the restrictions of transfer set forth in this Section.

         Upon the execution and delivery hereof, the Company is issuing to the transfer agent for its Common Stock (and to any substitute or replacement transfer agent for its Common Stock upon the Company's appointment of any such substitute or replacement transfer agent) instructions in substantially the form of Exhibit E hereto. Such instructions shall be irrevocable by the Company from and after the date hereof or from and after the issuance thereof to any such substitute or replacement transfer agent, as the case may be, except as otherwise expressly provided in the Registration Rights Agreement. It is the intent and purpose of such instructions, as provided therein, to require the transfer agent for the Common Stock from time to time upon transfer of Registrable Securities by the Investors to issue certificates evidencing such Registrable Securities free of the Legend during the following periods and under the following circumstances and except as provided below, without consultation by the transfer agent with the Company or its counsel and without the need for any further advice or instruction or documentation to the transfer agent by or from the Company or its counsel or the Investors:

                           (a) at any time after the Effective Date, upon surrender of one or more certificates evidencing the Warrants, Initial Shares, Secondary Shares, Tertiary Shares, or Warrant Shares that bear the aforementioned Legend, to the extent accompanied by a notice requesting the issuance of new certificates free of the aforementioned legend to replace those surrendered; provided that (i) the Registration Statement shall then be effective; (ii) the Investor(s) confirm to the transfer agent that it has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investor(s) confirm to the transfer agent that the Investor(s) have complied with the prospectus delivery requirement.

                           (b) at any time upon any surrender of one or more certificates evidencing Registrable Securities, that bear the aforementioned legend, to the extent accompanied by a notice requesting the issuance of new certificates free of such legend to replace those surrendered and containing representations that (i) the Investor(s) is permitted to dispose of such Registrable Securities, without limitation as to amount or manner of sale pursuant to Rule 144(k) under the Securities Act or (ii) the Investor(s) has sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Registrable Securities, in a manner other than pursuant to an effective registration statement, to a transferee who will upon such transfer be entitled to freely tradeable securities. The Company shall have counsel provide any and all opinions necessary for the sale under Rule 144, as permitted under applicable law.

         Any of the notices referred to above in this Section may be sent by facsimile to the Company's transfer agent.

         Section 8.2 No Other Legend or Stock Transfer Restrictions. No legend other than the one specified in this Article has been or shall be placed on the share certificates representing the Common Stock, and no instructions or "stop transfer orders," so called, "stock transfer restrictions," or other restrictions have been or shall be given to the Company's transfer agent with respect thereto other than as expressly set forth in this Article.

         Section 8.3 Investor's Compliance. Nothing in this Article shall affect in any way any of the Investors obligations under any agreement to comply with all applicable securities laws upon resale of the Common Stock.

                                   ARTICLE IX

                                  Choice of Law

         Section 9.1 Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                                    ARTICLE X

              Assignment; Entire Agreement, Amendment; Termination

         Section 10.1 Assignment. Subject to Section 3.9, the Investor's interest in this Agreement and its ownership of Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and Warrants may be assigned or transferred at any time, in whole or in part, to any other person or entity (including any affiliate of the Investors) provided that the Company must consent to such assignment or transfer (which consent shall not be unreasonably withheld), and such assignee or transferee must agree to, and truthfully, make the representations and warranties contained in Article III, agree to be bound by the covenants of Article V, and has the financial capabilities to fund the Second and Third Tranches (as applicable). The provisions of this Agreement shall inure to the benefit of, and be enforceable by, any transferee of any of the shares of Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, and/or Warrants purchased or acquired by the Investors hereunder with respect to the Common Stock held by such person. In the event an Investor(s) transfer or assign as set forth herein, such Investor shall remain liable under this Agreement up until the time such transfer or assignment is completed, and shall remain liable after the transfer or assignment is completed for its actions taken prior to such assignment or transfer.

         Section 10.2 Termination. This Agreement shall terminate upon the earliest of (i) the date that all the Registrable Securities have been sold by the Investors pursuant to the Registration Statement; (ii) the date the Investors receive an opinion from counsel to the Company that all of the Registrable Securities may be sold under the provisions of Rule 144, without volume limitation; or (iii) two years after the expiration of the last Reset Period.

                                   ARTICLE XI

                                     Notices

         Section 11.1 Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served,
(ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a Business Day during normal business hours where such notice is to be received), or the first Business Day following such delivery (if delivered other than on a Business Day during normal business hours where such notice is to be received), or (b) on the second Business Day following the date of mailing by reputable courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.
The addresses for such communications shall be:

         If to the Company:

                                    WaveRider Communications, Inc.
                                    235 Yorkland Blvd., Suite 1101
                                    Toronto Ontario
                                    Canada M2J 4Y8
                                    Attention: President
                                    Facsimile:  (416) 502-2968
                                    Telephone: (416) 502-3200

                           with a copy to:

                                    Foley, Hoag & Eliot, LLP
                                    One Post Office Square
                                    Boston, MA 02109
                                    Attention: David A. Broadwin
                                    Facsimile: (617) 832-7000
                                    Telephone: (617) 832-1000


         If to the Investors, at the addresses listed on Schedule A.

         with a copy to:

                                    The Goldstein Law Group, P.C.
                                    65 Broadway, 10th Floor
                                    New York, NY  10006
                                    Attention: Scott H. Goldstein, Esq.
                                    Telephone: (212) 809-4220
                                    Facsimile: (212) 809-4228

         Either party hereto may from time to time change its address or facsimile number for notices under this Section 11.1 by giving at least ten calendar days' prior written notice of such changed address or facsimile number to the other party hereto.

         Section 11.2 Indemnification. The Company agrees to indemnify and hold harmless each of the Investors and each officer, director of the Investors or person, if any, who controls the Investors within the meaning of the Securities Act against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Investors may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Agreement by the Company. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         Each Investor agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon the breach of any term of this Agreement by the Investor. This indemnity agreement will be in addition to any liability which the Investors or any subsequent assignee may otherwise have.

         Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is one of the Investors, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Investors and the indemnifying party and the Investors shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party in conflict with any legal defenses which may be available to the Investors (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Investors, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Investor(s), which firm shall be designated in writing by the Investor(s)). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

         Section 11.3 Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the indemnified party makes a claim for indemnification pursuant to Section 11.2 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 11.2 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any indemnified party, then the Company and the applicable Investor shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in Section 11.2 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contributions from any person who was not guilty of such fraudulent misrepresentation.

                                   ARTICLE XII

                                  Miscellaneous

         Section 12.1 Counterparts; Facsimile; Amendments. This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. Except as otherwise stated herein, in lieu of the original documents, a facsimile transmission or copy of the original documents shall be as effective and enforceable as the original. This Agreement may be amended only by a writing executed by the Company on the one hand, and the Investors, on the other hand.

         Section 12.2 Entire Agreement. This Agreement, the Exhibits or Attachments hereto, which include, but are not limited to the Warrant, the Escrow Agreement, and the Registration Rights Agreement, set forth the entire agreement and understanding of the parties relating to the subject matter hereof and supersedes all prior and contemporaneous agreements, negotiations and understandings between the parties, both oral and written relating to the subject matter hereof. The terms and conditions of all Exhibits and Attachments to this Agreement are incorporated herein by this reference and shall constitute part of this Agreement as if fully set forth herein.

         Section 12.3 Survival; Severability. The representations, warranties, covenants and agreements of the parties hereto shall survive each Closing hereunder. In the event that any provision of this Agreement becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Agreement shall continue in full force and effect without said provision; provided that such severability shall be ineffective if it materially changes the economic benefit of this Agreement to any party.

         Section 12.4 Title and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

         Section 12.5 Reporting Entity for the Common Stock. The reporting entity relied upon for the determination of the trading price or trading volume of the Common Stock on any given Trading Day for the purposes of this Agreement and all Exhibits shall be Bloomberg, L.P. or any successor thereto. The written mutual consent of the Investors and the Company shall be required to employ any other reporting entity.

         Section 12.6 Replacement of Certificates. Upon (i) receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of a certificate representing the Initial Shares, Secondary Shares, Tertiary Shares, Reset Shares, Warrants, Warrant Shares, or Additional Shares, and (ii) in the case of any such loss, theft or destruction of such certificate, upon delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or (iii) in the case of any such mutilation, on surrender and cancellation of such certificate, the Company at its expense will execute and deliver, in lieu thereof, a new certificate of like tenor.

         Section 12.7 Fees and Expenses. Each of the parties shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby, except that the Company shall pay on each of the Subscription Date, Closing Date for the Secondary Shares, and Closing Date for the Tertiary Shares up to $30,000, in cash, out of the escrowed funds, to the Escrow Agent for legal, administrative, and escrow fees.

         Section 12.8 PublicityVI.11 Publicity. The Company and the Investors shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other parties with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the names of the Investors without the prior written consent of the Investors, except to the extent required by law or in response to a written SEC request, in which case the Company shall provide the Investors with prior written notice of such public disclosure.










                  [Remainder of page intentionally left blank]

                            [Signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Common Stock Purchase Agreement to be executed by the undersigned, thereunto duly authorized, as of the date first set forth above.

                                      WAVERIDER COMMUNICATIONS, INC.



                                      By ____________________________


                                      SOVEREIGN PARTNERS, LP


                                      By ____________________________


                                      CANADIAN ADVANTAGE LIMITED PARTNERSHIP


                                      By ____________________________

                                   SCHEDULE A



INVESTORS:


1.       SOVEREIGN PARTNERS LP
         90 Grove Street, Suite #01
         Ridgefield, CT 06877
         Telephone: (203) 431-8300
         Facsimile: (203) 431-8301
         Initial Investment Amount: $2,250,000

2.       CANADIAN ADVANTAGE LIMITED PARTNERSHIP
         365 Bay Street, 10th Floor
         Toronto Ontario
         Canada M5H 2V2
         Facsimile: (416) 860-6140
         Telephone: (416) 860-6130
         Initial Investment Amount: $750,000

                                                                       EXHIBIT A

                                ESCROW AGREEMENT

THIS AGREEMENT is made as of the 29th day of December, 1998 by and between WAVERIDER COMMUNICATIONS, INC., with its principal office at WaveRider Communications, Inc., 235 Yorkland Blvd., Suite 1101, Toronto, Ontario Canada M2J 4Y8, (hereinafter the "Company"), the entities listed on Schedule A (hereinafter collectively referred to as the "Subscribers"), and THE GOLDSTEIN LAW GROUP, P.C., 65 Broadway, 10th Floor, New York, NY 10006 (hereinafter the "Escrow Agent").

                              W I T N E S S E T H:

         WHEREAS, pursuant to the Common Stock Purchase Agreement dated as of December 29, 1998 (the "Purchase Agreement"), the Subscribers will be purchasing Common Stock and Warrants of the Company (the "Securities") in three separate tranches at purchase prices as set forth in the Purchase Agreement and the Company shall be issuing Warrants to purchase an aggregate of 900,000 shares of Common Stock; and

         WHEREAS, the Company has requested that the Escrow Agent hold the funds of the Subscribers in escrow until the Escrow Agent has received the Securities and has confirmed their issuance, and there is a Closing under the Purchase Agreement. The Escrow Agent will then immediately wire transfer or otherwise deliver at the Company's direction immediately available funds to the Company or the Company's account and arrange for delivery of the Securities to each Subscriber per each Subscriber's written instructions.

         NOW, THEREFORE, in consideration of the covenants and mutual promises contained herein and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged and intending to be legally bound hereby, the parties agree as follows:

                                    ARTICLE I

                           TERMS OF THE ESCROW FOR THE
                                 INITIAL SHARES

                  1.1 Upon Escrow Agent's receipt of the First Tranche Purchase Price from the Subscribers for the Initial Shares, and Warrants to be purchased pursuant to the terms set forth in the Purchase Agreement on the Closing Date of the Initial Shares, into its attorney trustee account, it shall notify the Company in writing, or the Company's designated attorney or agent, of the amount of funds it has received into its account.

                  1.2 The Company, upon receipt of said notice and acceptance of the Purchase Agreement (including all Exhibits annexed thereto) by both parties, as evidenced by the Company, and all of the Subscriber's execution thereof, shall deliver to the Escrow Agent the original Initial Shares and Warrants being purchased by the Subscribers in connection with the Closing Date for the Initial Shares. Escrow Agent shall then communicate with the Company to confirm their issuance.

                  1.3 Once Escrow Agent confirms the issuance of the Initial Shares and Warrants, he shall immediately wire that amount of funds necessary to purchase the Initial Shares and Warrants in connection with the Closing Date for the Initial Shares per the written instructions of the Company. The Company authorizes Escrow Agent to retain from escrow and send to The Goldstein Law Group, P.C.'s operating account the fees due to The Goldstein Law Group, P.C. as set forth in the Purchase Agreement after Escrow Agent has wired net funds to the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Initial Shares and Warrants delivered as per instructions from the Subscribers.

                                    ARTICLE 2

                  TERMS OF THE ESCROW FOR THE SECONDARY SHARES

                  2.1 The Company shall certify in writing to the Escrow Agent and each of the Subscribers that it has satisfied all of the terms and conditions precedent to the Closing Date of the Secondary Shares contained in the Purchase Agreement and the Registration Rights Agreement. The Company shall then deliver to the Escrow Agent the original Secondary Shares being purchased by the Subscribers. Upon receipt of such notice the Subscribers shall wire the Second Tranche Purchase Price to the Escrow Agent's attorney trustee account. The Escrow Agent shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its attorney trustee account in connection with the Closing Date for the Secondary Shares, and the Company shall thereafter confirm the issuance of the Secondary Shares.

                  2.2 Once Escrow Agent confirms the issuance of the Secondary Shares, he shall immediately wire that amount of funds necessary to purchase the Secondary Shares per the written instructions of the Company net of all fees, if any. The Company authorizes Escrow Agent to retain from escrow and send to The Goldstein Law Group, P.C.'s operating account the fees due to The Goldstein Law Group, P.C. as set forth in the Purchase Agreement after Escrow Agent has wired net funds to the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have the Secondary Shares delivered as per instructions from the Subscribers.

                                    ARTICLE 3

                   TERMS OF THE ESCROW FOR THE TERIARY SHARES

                  3.1 The Company shall certify in writing to the Escrow Agent and each of the Subscribers that it has satisfied all of the terms and conditions precedent to the Closing Date of the Tertiary Shares contained in the Purchase Agreement and the Registration Rights Agreement, and that the Tertiary Shares have been duly registered. The Company shall then deliver to the Escrow Agent the original Tertiary Shares being purchased by the Subscribers. Upon receipt of such notice the Subscribers shall wire the Third Tranche Purchase Price to the Escrow Agent's attorney trustee account. The Escrow Agent shall notify the Company, or the Company's designated attorney or agent, of the amount of funds it has received into its attorney trustee account in connection with the Closing Date for the Tertiary Shares, and the Company shall thereafter confirm the validity of the issuance of the Tertiary Shares.

                  3.2 Once Escrow Agent confirms the validity of the issuance of the Tertiary Shares, he shall immediately wire that amount of funds necessary to purchase the Tertiary Shares per the written instructions of the Company net of all fees. The Company authorizes Escrow Agent to retain from escrow and send to The Goldstein Law Group, P.C.'s operating account the fees due to The Goldstein Law Group, P.C. as set forth in the Purchase Agreement after Escrow Agent has wired net funds to the Company. Once the funds (as set forth above) have been received per the Company's instructions, the Escrow Agent shall then arrange to have (i) the Tertiary Shares delivered as per instructions from the Subscribers.

                                    ARTICLE 4

                                  MISCELLANEOUS

                  4.1 Should the Company attempt to change this Agreement in a manner which, in the Escrow Agent's discretion, shall be undesirable, the Escrow Agent may resign as Escrow Agent by notifying the Company and the Subscribers in writing. In the case of the Escrow Agent's resignation or removal pursuant to the foregoing, his only duty, until receipt of notice from the Company and the Subscribers or their agent that a successor escrow agent shall have been appointed, shall be to hold and preserve the Securities and/or funds. Upon receipt by the Escrow Agent of said notice from the Company and the Subscribers of the appointment of a successor escrow agent, the name of a successor escrow account and a direction to transfer the Securities and/or funds, the Escrow Agent shall promptly thereafter transfer all of the Securities and/or funds held in escrow to said successor escrow agent. Immediately after said transfer of Securities, the Escrow Agent shall furnish the Company and the Subscribers with proof of such transfer. The Escrow Agent is authorized to disregard any notices, requests, instructions or demands received by it from the Company or the Subscribers after notice of resignation or removal shall have been given, unless the same shall be the aforementioned notice from the Company and the Subscribers to transfer the Securities and funds to a successor escrow agent or to return same to the respective parties.

                  4.2 The Escrow Agent shall be reimbursed by the Company and the Subscribers for any reasonable expenses incurred in the event there is a conflict between the parties and the Escrow Agent shall deem it necessary to retain counsel.

                  4.3 The Escrow Agent shall not be liable for any action taken or omitted by him in good faith in accordance with the advice of the Escrow Agent's counsel; and in no event shall the Escrow Agent be liable or responsible except for the Escrow Agent's own gross negligence or willful misconduct.

                  4.4 The Company and each of the Subscribers warrant to and agree with the Escrow Agent that, unless otherwise expressly set forth in this
Agreement:

                           (i) there is no security interest in the Securities or any part thereof;

                           (ii) no financing statement under the Uniform Commercial Code is on file in any jurisdiction claiming a security interest or in describing (whether specifically or generally) the Securities or any part thereof; and

                           (iii) the Escrow Agent shall have no responsibility at any time to ascertain whether or not any security interest exists in the Securities or any part thereof or to file any financing statement under the Uniform Commercial Code with respect to the Securities or any part thereof.

                  4.5 The Escrow Agent has no liability hereunder to either party other than to hold the Securities and funds and to deliver them under the terms hereof. Each party hereto agrees to indemnify and hold harmless the Escrow Agent from and with respect to any suits, claims, actions or liabilities arising in any way out of this transaction including the obligation to defend any legal action brought which in any way arises out of or is related to this Escrow.

                  4.6 No waiver or any breach of any covenant or provision herein contained shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained. No extension of time for performance of any obligation or act shall be deemed any extension of the time for performance of any other obligation or act.

                  4.7 All notices or other communications required or permitted hereunder shall be in writing, and shall be sent by fax, overnight courier, registered or certified mail, postage prepaid, return receipt requested, and shall be deemed received upon receipt thereof, as follows, or as set forth on Schedule A:

                           (i)      WaveRider Communications, Inc.
                                    235 Yorkland Blvd., Suite 1101
                                    Toronto Ontario
                                    Canada M2J 4Y8
                                    Attention: President
                                    Facsimile:  (416) 502-2968
                                    Telephone: (416) 502-3200

         with a copy to:

                                    Foley, Hoag & Eliot, LLP
                                    One Post Office Square
                                    Boston, MA 02109
                                    Attention: David A. Broadwin
                                    Facsimile: (617) 832-7000
                                    Telephone: (617) 832-1000

                           (ii)     The Goldstein Law Group, P.C.
                                    65 Broadway, 10th Floor
                                    New York, NY  10006
                                    Attention: Scott H. Goldstein, Esq.
                                    Telephone:  (212) 809-4220
                                    Facsimile: (212) 809-4228

                  4.8 This Agreement shall be binding upon and shall inure to the benefit of the permitted successors and assigns of the parties hereto.

                  4.9 This Agreement is the final expression of, and contains the entire Agreement between, the parties with respect to the subject matter hereof and supersedes all prior understandings with respect thereto. This Agreement may not be modified, changed, supplemented or terminated, nor may any obligations hereunder be waived, except by written instrument signed by the parties to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.

                  4.10 Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine. This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared the same. Unless otherwise indicated, all references to Articles are to this Agreement.

                  4.11 The Company acknowledges and confirms that it is not being represented in a legal capacity by The Goldstein Law Group, P.C., and it has had the opportunity to consult with its own legal advisors prior to the signing of this Agreement.

                  4.12 The parties hereto expressly agree that this Agreement shall be governed by, interpreted under and construed and enforced in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts for the Southern District of the State of New York, in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any state or country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law.



                  [Remainder of Page Intentionally Left Blank]

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the 29th day of December, 1998.


                                         WAVERIDER COMMUNICATIONS, INC.


                                         By____________________________
                                              Name:
                                              Title:

                                         SOVEREIGN PARTNERS, LP


                                         By_____________________________


                                         CANADIAN ADVANTAGE LIMITED
                                           PARTNERSHIP


                                         By______________________________


                                         THE GOLDSTEIN LAW GROUP, P.C.
                                         Escrow Agent


                                         By______________________________

                                                                       EXHIBIT B

                          REGISTRATION RIGHTS AGREEMENT


                  THIS REGISTRATION RIGHTS AGREEMENT, dated the 29th day of December, 1998, between the entities listed on Schedule A attached hereto (referred to as a the "Investors" or "Holders"), and WAVERIDER COMMUNICATIONS, INC., a corporation incorporated under the laws of the State Nevada, and having its principle place of business at 235 Yorkland Blvd., Suite 1101, Toronto Ontario, Canada M2J 4Y8 (the "Company").

                  WHEREAS, simultaneously with the execution and delivery of this Agreement, the Investors are purchasing from the Company, pursuant to the Common Stock Purchase Agreement dated the date hereof (the "Purchase Agreement"), shares of Common Stock and Warrants (hereinafter collectively referred to as the "Securities" of the Company); All capitalized terms not hereinafter defined shall have that meaning assigned to them in the Purchase Agreement; and

                  WHEREAS, the Company desires to grant to the Holders the registration rights set forth herein with respect to the securities set forth in the Purchase Agreement.

                  NOW, THEREFORE, the parties hereto mutually agree as follows:

                  Section 1. Registrable Securities. As used herein the term "Registrable Security" means the Initial Shares, the Secondary Shares, the Tertiary Shares, the Reset Shares, the Additional Shares and the Warrant Shares; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "1933 Act") and disposed of pursuant thereto, (ii) registration under the 1933 Act is no longer required for the immediate public distribution of such security as a result of the provisions of Rule 144 promulgated under the 1933 Act, or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a Registrable Security. In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of Registrable Security as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.

                  Section 2. Restrictions on Transfer. The Holders acknowledge and understand that prior to the registration of the Registrable Securities as provided herein, the Registrable Securities and the Securities are "restricted securities" as defined in Rule 144 promulgated under the Act. The Holders understand that no disposition or transfer of the Registrable Securities or the Securities may be made by the Holders in the absence of (i) an opinion of counsel to the Holders that such transfer may be made without registration under the 1933 Act (which shall be reasonably acceptable to the Company), or (ii) such registration.

         Section 3. Registration Rights.

         (a) The Company agrees that it will prepare and file with the Securities and Exchange Commission ("SEC"), within 30 calendar days after the Closing Date, a registration statement (on Form S-2, S-3 or other appropriate form) under the 1933 Act (the "Registration Statement"), at the sole expense of the Company (except as provided in Section 3(c) hereof), in respect of all holders of Registrable Securities, so as to permit a public offering and sale of the Registrable Securities under the Act. The Company shall use its best efforts to cause the Registration Statement to become effective within 120 calendar days from the Closing Date. The number of shares of Common Stock designated in the Registration Statement to be registered shall be 5,000,000. The Company agrees that it will file such amendments and/or supplements to the Registration Statement, and also agrees to file such additional Registration Statements as is necessary in order to ensure that at least 100% of the Warrant Shares and at least 150% of the number of shares of Common Stock issued under the Purchase Agreement are included in a Registration Statement, which are not subject to a Reset Date. The parties acknowledge that the Registration Statement will include approximately an additional 2,100,000 shares of Common Stock previously issued by the Company. In no event shall the filing and/or effectiveness of the Registration Statement be delayed due to any delay caused by the inclusion of these shares of Common Stock in the Registration Statement, in such event the Company agrees to remove these shares from the Registration Statement, provided that in no event would the exercise in cash of the Warrants extend the date during which the Company would have to keep the Registration Statement effective beyond the date that it would have obtained in the event of a cashless exercise.

         (b) The Company will maintain the Registration Statement, or post-effective amendment filed under this Section 3 hereof current under the 1933 Act until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to the applicable Registration Statement,
(ii) the date the holders thereof receive an opinion of counsel that the Registrable Securities may be sold under the provisions of Rule 144, or (iii) two (2) years after takedown of the third tranche.

         (c) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement under subparagraph 3(a) and in complying with applicable securities and blue sky laws (including, without limitation, all attorneys' fees) shall be borne by the Company. The Holders shall bear the cost, pro rata, of underwriting discounts and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of its counsel. The Company shall qualify any of the securities for sale in such states as such Holder reasonably designates and shall furnish indemnification in the manner provided in Section 9 hereof. The Company at its expense will supply the Holders with copies of the Registration Statement and the prospectus or offering circular included therein and other related documents in such quantities as may be reasonably requested by the Holders.

         (d) The Company shall not be required by this Section 3 to include a Holder's Registrable Securities in any Registration Statement which is to be filed if, in the opinion of counsel for both the Holder and the Company (or, should they not agree, in the opinion of another counsel experienced in securities law matters acceptable to counsel for the Holder and the Company) the proposed offering or other transfer as to which such registration is requested is exempt from applicable federal and state securities laws and would result in all purchasers or transferees obtaining securities which are not "restricted securities", as defined in Rule 144 under the 1933 Act.

         (e) In the event the Registration Statement to be filed by the Company pursuant to Section 3(a) above is not filed with the SEC on or before the 30th calendar day after the Closing Date and/or the Registration Statement is not declared effective by the SEC on or before the 120th calendar day after the Closing Date, then the Company will pay the Holders (pro rated on a daily basis), as liquidated damages for such failure and not as a penalty, two percent of the Purchase Price of the Initial Shares, Secondary Shares and Tertiary Shares that have been drawn down by the Company for every 30 calendar day period until the Registration Statement has been filed and/or declared effective. Such payment of the liquidated damages shall be made to the Holders in cash, immediately upon demand, provided, however, that the payment of such liquidated damages shall not relieve the Company from its obligations to register the Registrable Securities pursuant to this Section. If the Company does not remit the damages to the Holder as set forth above, the Company will pay the Holders reasonable costs of collection, including attorneys fees, in addition to the liquidated damages. The registration of the Securities pursuant to this provision shall not affect or limit Holder's other rights or remedies as set forth in this Agreement. Anything in this Section (e) to the contrary notwithstanding, the Company shall not be liable for liquidated damages, or any other costs or liabilities to the Holders of Registrable Securities if the delay in the effectiveness of the Registration Statement is due to (i) the failure of any Holder of Registrable Securities to provide information requested by the SEC for inclusion in the Registration Statement, or (ii) the failure by the Holder of Registrable Securities to make or permit the Company to make any disclosure which is required by the SEC in the Registration Statement.

         (f) No provision contained herein shall preclude the Company from selling securities pursuant to any registration statement in which it is required to include Registrable Securities pursuant to this Section 3.

         (g) The Company agrees that it shall request acceleration of the Registration Statement within two Business Days after being informed by the SEC that it may do so. The Company also agrees that it shall respond in writing to any questions and/or comments from the SEC which relate to the Registration Statement within ten Business Days of receipt of such question or comment.

         Section 4. Cooperation with Company. Each of the Holders will cooperate with the Company in all respects in connection with this Agreement, including timely supplying all information reasonably requested by the Company, executing and returning all documents reasonably requested in connection with the registration and sale of the Registrable Securities, and making any filings and/or disclosures reasonably required by the SEC in connection with the registration and sale of the Registrable Securities. Each Holder agrees that it will deliver a prospectus in connection with each sale and it will notify the Company when it has sold all of its Registrable Securities.

         Section 5. Registration Procedures. If and whenever the Company is required by any of the provisions of this Agreement to effect the registration of any of the Registrable Securities under the Act, the Company shall (except as otherwise provided in this Agreement), as expeditiously as possible:

         (a) prepare and file with the SEC such amendments and supplements to the registration statements and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Act with respect to the sale or other disposition of all securities covered by such registration statement whenever the Holder of such securities shall desire to sell or otherwise dispose of the same (including prospectus supplements with respect to the sales of securities from time to time in connection with a registration statement pursuant to Rule 415 promulgated under the Act);

         (b) furnish to each Holder such numbers of copies of a summary prospectus or other prospectus, including a preliminary prospectus or any amendment or supplement to any prospectus, in conformity with the requirements of the Act, and such other documents, as such Holder may reasonably request in order to facilitate the public sale or other disposition of the securities owned by such Holder;

         (c) register and qualify the securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Holders shall reasonably request, and do any and all other acts and things which may be necessary or advisable to enable each Holder to consummate the public sale or other disposition in such jurisdiction of the securities owned by such Holder, except that the Company shall not for any such purpose be required to qualify to do business as a foreign corporation in any jurisdiction wherein it is not so qualified or to file therein any general consent to service of process;

         (d) list such securities on the Principal Market on which any securities of the Company are then listed, if the listing of such securities is then permitted under the rules of such exchange;

         (e) enter into and perform its obligations under an underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering;

         (f) notify each Holder of Registrable Securities covered by the Registration Statement any time when a prospectus relating thereto covered by the Registration Statement is required to be delivered under the Act, of the happening of any event of which it has knowledge as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

         (g) If at any time or from time to time after the effective date of the Registration Statement, the Company notifies the Holders in writing of the existence of a Potential Material Event (as defined in Section 3(h) below), the Holders shall not offer or sell any Registrable Securities or engage in any other transaction involving or relating to Registrable Securities, from the time of the giving of notice with respect to a Potential Material Event until such Holder receives written notice from the Company that such Potential Material Event either has been disclosed to the public or no longer constitutes a Potential Material Event; provided, however, that the Company may not so suspend the right to such holders of Securities for more than two twenty day periods during any twelve month period, during the period in which the Registration Statement, or any amendment or supplement, is required to be in effect. If a Potential Material Event shall occur prior to the date the Registration
Statement is filed, then the Company's obligation to file the Registration Statement shall be delayed without penalty for not more than ten days.

         (h) "Potential Material Event" means any of the following: (a) the possession by the Company of material information not ripe for disclosure in a registration statement; or (b) any material engagement or activity by the Company which would be adversely affected by disclosure in a registration statement at such time, or (c) the Registration Statement, or any supplement, or amendment would be deemed to be materially misleading absent the inclusion of such information.

         (i) In the event that, a "blackout period" occurs subsequent to the effective date as set forth in Section 5 (g) above, and (h) the Bid Price on the Trading Day immediately preceding such "blackout period" (the "Old Bid Price") is greater than the Bid Price on the first Trading Day following such "blackout period" (the "New Bid Price"), the Company shall issue to the Holders the number of additional shares equal to the difference between (y) the product of the number of Securities held by the Holders during such "blackout period" that are or were not otherwise freely tradeable and the Old Bid Price, divided by the New Bid Price and (z) the number of Securities held by the Holders during such "blackout period" that were not otherwise freely tradeable during such Blackout Period. In the event the Company is obligated to issue these shares of Common Stock but any Holder then owns more than 9.99% of the then outstanding shares of Common Stock, the Company will issue such shares at such time as such Holder owns less than 9.99% of the then outstanding shares of Common Stock.

         Section 6. Information by Holder. Each Holder of Registrable Securities included in any registration statement shall furnish to the Company such information regarding such Holder and the distribution proposed by such Holder as the Company may request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section.

         Section 7. Assignment. The rights granted the Holders under this Agreement shall not be assigned without the written consent of the Company, which consent shall not be unreasonably withheld. This Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, successors and permitted assigns.

         Section 8. Termination of Registration Rights. The rights granted pursuant to this Agreement shall terminate as to each Holder (and permitted transferee under Section 7 above) upon the occurrence of any of the following:

         (a) all such Holder's securities subject to this Agreement have been registered;

         (b) all of such Holder's securities subject to this Agreement may be sold without such registration pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act; or

         (c) all of such Holder's securities subject to this Agreement can be sold pursuant to Rule 144(k) without volume limitation.

         Section 9.  Indemnification.

         (a) In the event of the filing of any Registration Statement with respect to Registrable Securities pursuant to Section 3 hereof, the Company agrees to indemnify and hold harmless the Holders and each officer, director of the Holders, and person, if any, who controls the Holders within the meaning of the Securities Act ("Distributing Holders") against any losses, claims, damages or liabilities, joint or several (which shall, for all purposes of this
Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), to which the Distributing Holders may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such Registration Statement or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by the Distributing Holders, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Distributing Holder agrees that it will indemnify and hold harmless the Company, and each officer, director of the Company or person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees) to which the Company or any such officer, director or controlling person may become subject under the Securities Act or otherwise, insofar as such losses claims, damages or liabilities (or actions in respect thereof, arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in a Registration Statement, requested by such Distributing Holder, or any related preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, preliminary prospectus, final prospectus, offering circular, notification or amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company by such Distributing Holder, specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability which the Distributing Holders may otherwise have.

         (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than as to the particular item as to which indemnification is then being sought solely pursuant to this Section. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, assume the defense thereof, subject to the provisions herein stated and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation, unless the indemnifying party shall not pursue the action to its final conclusion. The indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the action with counsel reasonably satisfactory to the indemnified party; provided that if the indemnified party is the Distributing Holder, the fees and expenses of such counsel shall be at the expense of the indemnifying party if (i) the employment of such counsel has been specifically authorized in writing by the indemnifying party, or (ii) the named parties to any such action (including any impleaded parties) include both the Distributing Holder and the indemnifying party and the Distributing Holder shall have been advised by such counsel that there may be one or more legal defenses available to the indemnifying party in conflict with any legal defenses which may be available to the Distributing Holder (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the Distributing Holder, it being understood, however, that the indemnifying party shall, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable only for the reasonable fees and expenses of one separate firm of attorneys for the Distributing Holder, which firm shall be designated in writing by the Distributing Holder). No settlement of any action against an indemnified party shall be made without the prior written consent of the indemnified party, which consent shall not be unreasonably withheld.

         Section 10. Contribution. In order to provide for just and equitable contribution under the Securities Act in any case in which (i) the Distributing Holder makes a claim for indemnification pursuant to Section 9 hereof but is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that the express provisions of Section 9 hereof provide for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of any Distributing Holder, then the Company and the applicable Distributing Holder shall contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (which shall, for all purposes of this Agreement, include, but not be limited to, all costs of defense and investigation and all attorneys' fees), in either such case (after contribution from others) on the basis of relative fault as well as any other relevant equitable considerations. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the applicable Distributing Holder, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and each Distributing Holder agree that it would not be just and equitable if contribution pursuant to this Section were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         Section 11. Notices. Any notice pursuant to this Agreement by the Company or by the Holder shall be in writing and shall be deemed to have been duly given if delivered by (i) hand, (ii) facsimile and followed by mail delivery or (iii) if mailed, by certified mail, return receipt requested, postage prepaid, addressed as follows:

                  (a)      If to the Company:

                                    WaveRider Communications, Inc.
                                    235 Yorkland Blvd., Suite 1101
                                    Toronto Ontario
                                    Canada M2J 4Y8
                                    Attention: President
                                    Facsimile:  (416) 502-2968
                                    Telephone: (416) 502-3200

                           with a copy to:

                                    Foley, Hoag & Eliot, LLP
                                    One Post Office Square
                                    Boston, MA 02109
                                    Attention: David A. Broadwin
                                    Facsimile: (617) 832-7000
                                    Telephone: (617) 832-1000


         (b) If to the Investors, to their address set forth on Schedule A annexed to the Purchase Agreement.

         Notices shall be deemed given at the time they are delivered personally or five calendar days after they are mailed in the manner set forth above. If notice is delivered by facsimile to the Company and followed by mail, delivery shall be deemed given two calendar days after such facsimile is sent.

         Section  12.   Counterparts.   This   Agreement   may  be  executed  in
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         Section 13. Headings. The headings in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         Section 14. Choice of Law; Venue; Jurisdiction. This Agreement will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. Each of the parties consents to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York sitting in Manhattan in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if another party to this Agreement obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Agreement irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

         Section 15. Severability. If any provision of this Agreement shall for any reason be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid or unenforceable provision had never been contained herein.








                  [Remainder of Page Intentionally Left Blank]

                            [Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Registration Rights Agreement to be duly executed, on the day and year first above written.


Attest:                                        WAVERIDER COMMUNICATIONS, INC.


By:_________________________                   By:____________________________
      Name:                                          Name:
      Title:                                         Title: President


                                                SOVEREIGN PARTNERS, LP


                                               By_____________________________


                                                CANADIAN ADVANTAGE LIMITED
                                                  PARTNERSHIP


                                               By_____________________________

                                                                       EXHIBIT C

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER REGULATION D PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THIS WARRANT SHALL NOT CONSTITUTE AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL. THE SECURITIES ARE "RESTRICTED" AND MAY NOT BE RESOLD OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM.


                          COMMON STOCK PURCHASE WARRANT

No. __

                  To Purchase ______ Shares of Common Stock of

                         WAVERIDER COMMUNICATIONS, INC.


         THIS CERTIFIES that, for value received, ___________________ (the "Investor"), is entitled, upon the terms and subject to the conditions hereinafter set forth, at any time on or after the date hereof and on or prior to December , 2003 (the "Termination Date") but not thereafter, to subscribe for and purchase from WAVERIDER COMMUNICATIONS, INC., a Nevada corporation (the "Company"), ( ) shares of Common Stock (the "Warrant Shares"). The purchase price of one share of Common Stock (the "Exercise Price") under this Warrant shall be ______ ($___) Dollars. This Warrant is being issued in connection with the Common Stock Purchase Agreement dated December , 1998 (the "Agreement") entered into between the Company, the Investor and other entities not a party to this Warrant. In the event of any conflict between the terms of this Warrant and the Agreement, the Agreement shall control.

         1. Title of Warrant. Prior to the expiration hereof and subject to compliance with applicable laws, this Warrant and all rights hereunder are transferable, in whole or in part, at the office or agency of the Company by the holder hereof in person or by duly authorized attorney, upon surrender of this Warrant together with the Assignment Form annexed hereto properly endorsed.

         2. Authorization of Shares. The Company covenants that all shares of Common Stock which may be issued upon the exercise of rights represented by this Warrant will, upon exercise of the rights represented by this Warrant, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

         3. Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made at any time or times, in whole or in part, before the close of business on the Termination Date, or such earlier date on which this Warrant may terminate as provided in paragraph 11 below, by the surrender of this Warrant and the Notice of Exercise annexed hereto duly executed, at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company) and upon payment of the Exercise Price in cash or by cashless exercise as hereinafter provided; whereupon the holder of this Warrant shall be entitled to receive a certificate for the number of shares of Common Stock so purchased. Certificates for shares purchased hereunder shall be delivered to the holder hereof within five Business Days after the date on which this Warrant shall have been exercised as aforesaid.

         The Investor may pay the Exercise Price in cash or pursuant to a cashless exercise, as follows:

                  (a) Cash Exercise. The Investor shall deliver immediately available funds in an amount equal to the exercise price multiplied by the number of shares being purchased;

                  (b) Cashless Exercise. The Investor shall surrender this Warrant to the Company together with a notice of cashless exercise, in which event the Company shall issue to the Investor the number of Warrant Shares determined as follows:

                                    X = Y (A-B)/A
         where:
                                    X = the number of Warrant Shares to be issued to the Investor.

                                    Y = the number of Warrant Shares with respect to which this Warrant is being exercised.

                                    A = the average of the  closing  sale prices
                                    of the Common Stock for the five (5) Trading
                                    Days   immediately   prior   to   (but   not
                                    including) the date of Exercise.

                                    B = the Exercise Price.

         For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Investor, and the holding period for the Warrant Shares shall be deemed to have been commenced, on the issue date of this Warrant.

         4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

         5. Charges, Taxes and Expenses. Issuance of certificates for shares of Common Stock upon the exercise of this Warrant shall be made without charge to the holder hereof for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued in the name of the holder of this Warrant or in such name or names as may be directed by the holder of this Warrant; provided, however, that in the event certificates for shares of Common Stock are to be issued in a name other than the name of the holder of this Warrant, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the holder hereof; and provided further, that upon any transfer involved in the issuance or delivery of any certificates for shares of Common Stock, the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

         6. Closing of Books. The Company will at no time close its shareholder books or records in any manner which interferes with the timely exercise of this Warrant.

         7. No Rights as Shareholder until Exercise. This Warrant does not entitle the holder hereof to any voting rights or other rights as a shareholder of the Company prior to the exercise thereof. If, however, at the time of the surrender of this Warrant and purchase of the shares the holder hereof shall be entitled to exercise this Warrant, the shares so purchased shall be and be deemed to be issued to such holder as the record owner of such shares as of the close of business on the date on which this Warrant shall have been exercised.

         8. Assignment and Transfer of Warrant. This Warrant may be assigned by the surrender of this Warrant and the Assignment Form annexed hereto duly executed at the office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered holder hereof at the address of such holder appearing on the books of the Company); provided, however, that this Warrant may not be resold or otherwise transferred except (i) in a transaction registered under the Securities Act, or (ii) in a transaction pursuant to an exemption, if available, from such registration and whereby, if requested by the Company, an opinion of counsel reasonably satisfactory to the Company is obtained by the holder of this Warrant to the effect that the transaction is so exempt.

         9. Loss, Theft, Destruction or Mutilation of Warrant. The Company represents and warrants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of any Warrant or stock certificate, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it, and upon reimbursement to the Company of all reasonable expenses incidental thereto, and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of this Warrant or stock certificate.

         10. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday in the state of New York, then such action may be taken or such right may be exercised on the next succeeding day not a legal holiday.

         11. Effect of Certain Events. If at any time the Company proposes (i) to sell or otherwise convey all or substantially all of its assets or (ii) to effect a transaction (by merger or otherwise) in which more than 50% of the voting power of the Company is disposed of (collectively, a "Sale or Merger Transaction"), in which the consideration to be received by the Company or its shareholders consists solely of cash, and in case the Company shall at any time effect a Sale or Merger Transaction in which the consideration to be received by the Company or its shareholders consists in part of consideration other than cash, the holder of this Warrant shall have the right thereafter to purchase, by exercise of this Warrant and payment of the aggregate Exercise Price in effect immediately prior to such action, the kind and amount of shares and other securities and property which it would have owned or have been entitled to receive after the happening of such transaction had this Warrant been exercised immediately prior thereto.

         12. Adjustments of Exercise Price and Number of Warrant Shares. The number and kind of securities purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time upon the happening of any of the following:

         In case the Company shall (i) declare or pay a dividend in shares of Common Stock or make a distribution in shares of Common Stock to holders of its outstanding Common Stock, (ii) subdivide its outstanding shares of Common Stock,
(iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock or (iv) issue any shares of its capital stock in a reclassification of the Common Stock, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which he would have owned or have been entitled to receive had such Warrant been exercised in advance thereof. An adjustment made pursuant to this paragraph shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event.

         13. Voluntary Adjustment by the Company. The Company may at its option, at any time during the term of this Warrant, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the Board of Directors of the Company.

         14. Notice of Adjustment. Whenever the number of Warrant Shares or number or kind of securities or other property purchasable upon the exercise of this Warrant or the Exercise Price is adjusted, as herein provided, the Company shall promptly mail by registered or certified mail, return receipt requested, to the holder of this Warrant notice of such adjustment or adjustments setting forth the number of Warrant Shares (and other securities or property) purchasable upon the exercise of this Warrant and the Exercise Price of such Warrant Shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth computation by which such adjustment was made. Such notice, in absence of manifest error, shall be conclusive evidence of the correctness of such adjustment.

         15. Authorized Shares. The Company covenants that during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of the Company's Common Stock upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the OTC Bulletin Board or any domestic securities exchange upon which the Common Stock may be listed.

         16. Miscellaneous.

                  (a) Issue Date; Choice of Law; Venue; Jurisdiction. The provisions of this Warrant shall be construed and shall be given effect in all respects as if it had been issued and delivered by the Company on the date hereof. This Warrant shall be binding upon any successors or assigns of the Company. This Warrant will be construed and enforced in accordance with and governed by the laws of the State of New York, except for matters arising under the Securities Act, without reference to principles of conflicts of law. The parties consent to the exclusive jurisdiction of the U.S. District Court sitting in the Southern District of the State of New York in connection with any dispute arising under this Warrant and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. Each party hereby agrees that if the other party to this Warrant obtains a judgment against it in such a proceeding, the party which obtained such judgment may enforce same by summary judgment in the courts of any country having jurisdiction over the party against whom such judgment was obtained, and each party hereby waives any defenses available to it under local law and agrees to the enforcement of such a judgment. Each party to this Warrant irrevocably consents to the service of process in any such proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to such party at its address set forth herein. Nothing herein shall affect the right of any party to serve process in any other manner permitted by law. Each party waives its right to a trial by jury.

                  (b) Restrictions. The holder hereof acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered (or if no exemption from registration exists), will have restrictions upon resale imposed by state and federal securities laws. Each certificate representing the Warrant Shares issued to the Holder upon exercise (if not registered or if no exemption from registration exists) will bear the following legend:

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                  (c) Modification and Waiver. This Warrant and any provisions hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

                  (d) Notices. Any notice, request or other document required or permitted to be given or delivered to the holders hereof of the Company shall be delivered or shall be sent by certified or registered mail, postage prepaid, to each such holder at its address as shown on the books of the Company or to the Company at the address set forth in the Agreement.




                  [Remainder of Page Intentionally Left Blank]

                            [Signature Page Follows]

                  IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officers thereunto duly authorized.

Dated:

                                         WAVERIDER COMMUNICATIONS, INC.


                                         By ______________________________
                                              Name:
                                              Title:

                               NOTICE OF EXERCISE



To:      WAVERIDER COMMUNICATIONS, INC.

(1) The undersigned hereby elects to purchase ________ shares of Common Stock of WAVERIDER COMMUNICATIONS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full or pursuant to a cashless exercise, together with all applicable transfer taxes, if any.

(2) Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:

                           -------------------------------
                           (Name)

                           -------------------------------
                           (Address)

                           -------------------------------


Dated:


------------------------------
Signature

                                 ASSIGNMENT FORM

                    (To assign the foregoing warrant, execute
                   this form and supply required information.
                 Do not use this form to exercise the warrant.)



         FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

______________________________________________ whose address is


_______________________________________________________________.



_______________________________________________________________

                                         Dated:  ______________,


                 Holder's Signature:_____________________________

                 Holder's Address:_______________________________

                                  _______________________________



Signature Guaranteed:  __________________________________________




NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in an fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant.

                                                                       EXHIBIT D

FORM OF OPINION OF THE COMPANY'S INDEPENDENT COUNSEL

[Date]


Address

Re:      Common Stock Purchase Agreement dated December    , 1998

Ladies and Gentlemen:

         This opinion is furnished to you pursuant to the Common Stock Purchase Agreement by and between the entities (the "Investors") listed on Schedule A, and WaveRider Communications, Inc., (the "Company"), dated December , 1998 (the "Purchase Agreement"), which provides for the issuance of Common Stock, and, certain additional shares and rest shares upon the occurrence of certain events as set forth thereof (the "Additional Shares" and "Reset Shares"), and warrants to purchase shares of Common Stock of the Company (the "Warrants", and the shares of Common Stock issued or issuable pursuant to exercise of the Warrants, the "Warrant Shares"). All terms used herein have the meanings defined for them in the Purchase Agreement unless otherwise defined herein.

         We have acted as counsel for the Company in connection with the negotiation of the Purchase Agreement, the Warrants, the Escrow Agent, and the Registration Rights Agreement (the "Registration Rights Agreement") between the Investors, and the Company, dated December , 1998, and the Escrow Agreement between the Investors, the Company and the Escrow Agent, dated December , 1998 (the "Escrow Agreement", and together with the Purchase Agreement and the Registration Rights Agreement, the "Agreements"). As counsel, we have made such legal and factual examinations and inquires as we have deemed advisable or necessary for the purpose of rendering this opinion. In addition, we have examined, among other things, originals or copies of such corporate records of the Company, certificates of public officials and such other documents and questions of law that we consider necessary or advisable for the purpose of rendering this opinion. In such examination we have assumed the genuineness of all signatures on original documents, the authenticity and completeness of all documents submitted to us as originals, the conformity to original documents of all copies submitted to us as copies thereof, the legal capacity of natural persons, and the due execution and delivery of all documents (except as to due execution and delivery by the Company) where due execution and delivery are a prerequisite to the effectiveness thereof.

         As used in this opinion, the expression "to our knowledge" refers to the current actual knowledge of the attorneys of this firm who have worked on matters for the Company solely in connection with the Agreements and the Warrants and the transactions contemplated thereby.

         For purposes of this opinion, we have assumed that you have all requisite power and authority, and have taken any and all necessary corporate action, to execute and deliver the Agreements, and we are assuming that the representations and warranties made by the Investor in the Agreements and pursuant thereto are true and correct.

         The opinions hereinafter expressed are subject to the following qualifications:

         Based upon and subject to the foregoing, we are of the opinion that:

         1. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of ________ and has all requisite power and authority (corporate and other) to carry on its business and to own, lease and operate its properties and assets as described in the Company's SEC Documents. To our knowledge, the Company does not own or control any other business entity. The Company is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the Company owns or leases property, other than those in which the failure so to qualify would not have a Material Adverse Effect.

         2. The Company has the requisite corporate power and authority to enter into and perform its obligations under the Agreements, and to issue the Common Stock, the Additional Shares, the Reset Shares, the Warrants, and the Warrant Shares. The execution and delivery of the Agreements, and the execution, issuance and delivery of the Common Stock, and the Warrants, by the Company and the consummation by it of the transactions contemplated thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors or stockholders is required. Each of the Agreements has been duly executed and delivered, and the Warrants, and Common Stock have been duly executed, issued and delivered, by the Company and each of the Agreements, the Common Stock, and the Warrants constitutes valid and binding obligations of the Company enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application.

         3. The execution, delivery and performance of the Agreements, the Common Stock, and the Warrants by the Company and the consummation by the Company of the transactions contemplated thereby, including, without limitation, the issuance of the Additional Shares, the Reset Shares, the Warrants, the Warrant Shares, and the Common Stock, do not and will not (i) result in a violation of the Company's Articles or By-Laws; (ii) to our knowledge, conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any "lock-up" or similar provision of any underwriting or similar agreement to which the Company is a party, except for such conflicts, defaults, terminations, amendments, accelerations and cancellations as would not, individually or in the aggregate, have a Material Adverse Effect; or (iii) result in a violation of any federal or state law, rule or regulation applicable to the Company or by which any property or asset of the Company is bound or affected, except for such violations as would not, individually or in the aggregate, have a Material Adverse Effect. To our knowledge, the Company is not in violation of any terms of its Articles or Bylaws.

         4. The issuance of the Additional Shares, the Reset Shares, the Warrants, the Warrant Shares, and the Common Stock in accordance with the Purchase Agreement will be exempt from registration under the Securities Act of 1933 and will be in compliance with ________ state securities laws. When so issued, subject to sufficient reserved authorized shares of Common Stock, the Additional Shares, the Additional Shares, the Reset Shares, the Warrants, the Warrant Shares will be duly and validly issued, fully paid and nonassessable, and free of any liens, encumbrances and preemptive or similar rights contained in the Company's Articles of Incorporation (the "Articles") or Bylaws or, to our knowledge, in any agreement to which the Company is party.

         5. To our knowledge, except as disclosed in the SEC Documents, there are no claims, actions, suits, proceedings or investigations that are pending against the Company or its properties, or against any officer or director of the Company in his or her capacity as such, nor has the Company received any written threat of any such claims, actions, suits, proceedings, or investigations which are required to be and have not been disclosed in the SEC Documents.

         6. To our knowledge, there are no outstanding options, warrants, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any right to subscribe for or acquire any shares of Common Stock or contracts, commitments, understanding, or arrangements by which the Company is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock, except as described in the SEC Documents. To our knowledge, the Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality.

         7. The Company currently is in full compliance with all of the listing requirements of the American Stock Exchange and the issuance of the Securities will not violate the applicable listing agreement between the Company and any securities exchange or market on which the Company's securities are listed.

         8. As more specifically described in the SEC Documents, the authorized capital stock of the Company consists of ________ shares of Common Stock, $0.01 par value per share, and ________ shares of Preferred Stock, par value $___ per share.

         This opinion is furnished to the Investors solely for their benefit in connection with the transactions described above and may not be relied upon by any other person or for any other purpose without our prior written consent.

                                                              Very truly yours,

                                                                       EXHIBIT E
                         INSTRUCTIONS TO TRANSFER AGENT
                         WaveRider Communications, Inc.


_______________, 1998
[Name and address of Transfer Agent]


Dear Sirs:

Reference is made to the Common Stock Purchase Agreement and all Exhibits and Attachments thereto (the "Agreement") dated as of December ___, 1998, between the entities referred to on Schedule A annexed hereto (the "Investors"), and WaveRider Communications, Inc. (the "Company"). Pursuant to the Agreement, and subject to the terms and conditions set forth in the Agreement, the Investors have agreed to purchase from the Company and the Company has agreed to sell to the Investors from time to time during the term of the Agreement shares of Common Stock of the Company, $____ par value per share (the "Common Stock"), and
(ii) the Company has agreed to issue to the Investors warrants to purchase Common Stock (the "Warrants"). As a condition to the effectiveness of the Agreement, the Company has agreed to issue to you, as the transfer agent for the Common Stock (the "Transfer Agent"), these instructions relating to the Common Stock, and Warrants to be issued to the Investors (or a permitted assignee) pursuant to the Agreement, upon issuance of the Common Stock, or upon exercise of the Warrants. All terms used herein and not otherwise defined shall have the meaning set forth in the Agreement.

1.       ISSUANCE  OF COMMON STOCK

         Pursuant to the Agreement, the Company is required to prepare and file with the Commission, and maintain the effectiveness of, a registration statement or registration statements registering the resale of the Common Stock to be acquired by the Investors (i) under the Agreement and (ii) upon exercise of the Warrants. The Company will advise the Transfer Agent in writing of the effectiveness of any such registration statement promptly upon its being declared effective. The Transfer Agent shall be entitled to rely on such advice and shall assume that the effectiveness of such registration statement remains in effect unless the Transfer Agent is otherwise advised in writing by the Company and shall not be required to independently confirm the continued effectiveness of such registration statement. In the circumstances set forth in the following paragraph, the Transfer Agent shall deliver to the Investors certificates representing Common Stock not bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investors or its counsel or any other party (other than as described in such paragraphs).

         At any time after the effective date of the applicable registration statement (provided that the Company has not informed the Transfer Agent and Company Counsel in writing that such registration statement is not effective) upon any surrender of one or more certificates which bear the Legend, to the extent accompanied by (i) a notice requesting the issuance of new certificates free of the Legend to replace those surrendered, (ii) a confirmation in writing to the Transfer Agent that the Investors have sold, pledged or otherwise transferred or agreed to sell, pledge or otherwise transfer such Common Stock in a bona fide transaction to a third party that is not an affiliate of the Company; and (iii) the Investors confirm to the Transfer Agent that it has complied with the prospectus delivery requirement the Transfer Agent shall deliver to the Investors the certificates representing the Common Stock not bearing the Legend, in such names and denominations as the Investors, shall request. In the event a registration statement is not filed by the Company, or for any reason the registration statement which is filed by the Company is not declared effective by the Securities and Exchange Commission the Investors, or its permitted assignee, or either of their brokers confirms to the Transfer Agent that (i) the Investors have held the shares of Common Stock for at least one year, (ii) counting the shares surrendered as being sold upon the date the unlegended Certificates would be delivered to the Investors (or the Trading Day immediately following if such date is not a Trading Day), the Investors will not have sold more than the greater of (a) one percent of the total number of outstanding shares of Common Stock, or (b) the average weekly trading volume of the Common Stock for the preceding four weeks during the three months ending upon such delivery date (or the Trading Day immediately following if such date is not a Trading Day), and (iii) the Investors have complied with the manner of sale and notice requirements of Rule 144 under the Securities Act, and the Company shall have furnished an opinion from its independent counsel to the extent available, authorizing the removal of the Legend.

         At any time prior to the effective date of the applicable registration statement, and provided no exemption from registration exists, upon issuance of any Common Stock certificate by the Investors, and upon receipt of authorization from the Company to the Transfer Agent, the Transfer Agent shall deliver to the Investors certificates representing Common Stock bearing the Legend without requiring further advice or instruction or additional documentation from the Company or its counsel or the Investors or its counsel or any other party (other than as described in such paragraphs).

         Any advice, notice, or instructions to the Transfer Agent required or permitted to be given hereunder may be transmitted via facsimile to the Transfer Agent's facsimile number of ( ) ___-____.

2.       MECHANICS OF DELIVERY OF CERTIFICATES REPRESENTING COMMON STOCK

         In connection with any issuance of Common Stock by the Transfer provided that all of the conditions set forth in Section 1 above have been satisfied, pursuant to which the Investors acquires Common Stock under the Agreement, the Transfer Agent shall deliver to the Investors certificates representing Common Stock (with or without the Legend, as appropriate) as soon as possible.

3.       FEES OF TRANSFER AGENT; INDEMNIFICATION

         The Company agrees to pay the Transfer Agent for all fees incurred in connection with these Irrevocable Instructions. The Company agrees to indemnify the Transfer Agent and its officers, employees and agents, against any losses, claims, damages or liabilities, joint or several, to which it or they become subject based upon the performance by the Transfer Agent of its duties in accordance with the Irrevocable Instructions.

4.       THIRD PARTY BENEFICIARY

         The Company and the Transfer Agent acknowledge and agree that the Investors is an express third party beneficiary of these Irrevocable Instructions and shall be entitled to rely upon, and enforce, the provisions thereof.

                                                WAVERIDER COMMUNICATIONS, INC.



                                                By__________________________


AGREED:


By:__________________________
Name:
Title:

                                                                    Exhibit 23.1





                                               Johnson, Holscher & Company, P.C.
                                                    Certified Public Accountants








                       CONSENT OF INDEPENDENT ACCOUNTANTS


         We consent to the incorporation by reference in this registration statement on Form S-3 of WaveRider Communications, Inc. (the "Company") to register 7,250,000 shares of Common Stock, of our report dated March 20, 1998, on our audits of the consolidated financial statements of the Company as of December 31, 1997 and 1996, which report is included in the Company's 1997 annual report on Form 10-KSB, filed with the Securities and Exchange Commission.

         We  also  consent  to the  reference  to our  firm  under  the  caption
"Experts".



/s/ Johnson, Holscher & Company, P.C.


January 15, 1999













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  Companies Practice Section                                 Fax  (303) 694-3172
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